SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

         /X/      Preliminary Proxy Statement

         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         / /      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or
                  Section 240.14a-12

                               INAMED CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Persons(s) Filing Proxy Statement)

         Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------


         (4) Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials:

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------


         (3)      Filing Party:

--------------------------------------------------------------------------------


         (4)      Date Filed:

                               INAMED CORPORATION

                           3800 HOWARD HUGHES PARKWAY
                                    SUITE 900

                             LAS VEGAS, NEVADA 89109


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON ____________, 1998


                      ------------------------------------


TO THE  SHAREHOLDERS OF INAMED:

         A Special  Meeting of  Shareholders  of INAMED  Corporation,  a Florida
corporation,              will              be              held              at
_________________________________________________________________,            on
____________, 1998, at __________, local time, to consider and vote on the following proposals:

         (1) To elect to the Board of Directors five (5) directors, to serve until the next annual meeting of shareholders of the Company and until their successors have been duly elected and shall have qualified;

         (2) To approve a change in the Company's state of incorporation from Florida to Delaware by means of a merger of the Company with and into a wholly-owned subsidiary;

         (3) To provide in the Company's Certificate of Incorporation (in the form attached hereto as Appendix B) to be filed in Delaware in connection with the Reincorporation for the number of authorized shares of common stock of the Company, $.01 par value, to be increased from 20,000,000 to 25,000,000;

         (4) To provide in the Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation for the authorization of the issuance of up to 1,000,000 shares of preferred stock, par value $.01 per share;

         (5) To adopt Bylaws (in the form attached hereto as Appendix C) in connection with the Reincorporation;

         (6) To provide in the Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation and Bylaws to be adopted in connection with the Reincorporation, for advance notice of shareholder proposals and nominations for the election of directors;

         (7) To approve the Company's 1998 Stock Option Plan; and

         (8) To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

         ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON ________, 1998 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING. IF ANY OF PROPOSALS 2-6 ARE NOT APPROVED, THEN NONE OF SUCH PROPOSALS WILL BE ENACTED.



         PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO THE COMPANY'S TRANSFER AGENT, ATTN: PROXY SERVICES, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By Order of the Board of Directors
                                             INAMED CORPORATION

                                             By:________________________________
                                                Carol Brennan
                                                Secretary

Dated: _________, 1998

                               INAMED CORPORATION

                           3800 HOWARD HUGHES PARKWAY
                                    SUITE 900

                             LAS VEGAS, NEVADA 89109

                            -------------------------


                         SPECIAL MEETING OF SHAREHOLDERS


                                 _________, 1998

                             -----------------------

                                 PROXY STATEMENT

                            -------------------------



         This Proxy Statement is being mailed to the shareholders of INAMED Corporation (the "Company") on or about __________, 1998 in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies for use at a Special Meeting of shareholders of the Company (the "Meeting") to be held at the ______________, on _________ at ________. The
Meeting has been called for the following purposes: (i) to elect to the Board of Directors five (5) directors, to serve until the next annual meeting of shareholders of the Company and until their successors have been duly elected and shall have qualified; (ii) to approve a change in the Company's state of incorporation from Florida to Delaware; (iii) to provide in the Company's Certificate of Incorporation (in the form attached hereto as Appendix B) to be filed in Delaware in connection with the Reincorporation (the "Certificate of Incorporation") for the number of authorized shares of common stock of the Company, $.01 per value per share ("Common Stock"), to be increased from 20,000,000 to 25,000,000; (iv) to provide in the Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation for the authorization of the issuance of up to 1,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"); (v) to adopt Bylaws (in the form attached hereto as Appendix C) in connection with the Reincorporation (the "Bylaws"); (vi) to provide in the Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation and Bylaws to be adopted in connection with the Reincorporation for advance notice of shareholder proposals and nominations for the election of directors; (vii) to approve the Company's 1998 Stock Option Plan (the "Option Plan"); and (viii) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxy. Shareholders of record are being asked to vote "FOR" or "AGAINST" the proposals set forth above. However, if any of Proposals 2-6 (the "Reincorporation Proposals") are not approved, then none of the Reincorporation Proposals will be enacted.


                            PROXIES AND VOTING RIGHTS



         The voting securities of the Company outstanding on October 9, 1998 consisted of 11,420,363 shares of Common Stock, entitling the holders thereof to one vote per share. Shareholders of record at the close of business on ___________ (the "Record Date") are entitled to notice of and to vote at the Meeting. Each of such shares is entitled to one vote. There was no other class of voting securities of the Company outstanding on that date. All shares of Common Stock have equal voting rights. A majority of the outstanding shares of Common Stock is required to be present in person or by proxy to constitute a quorum.

         All proxies delivered pursuant to this solicitation may be revoked by the person executing the same by notice in writing received at the office of the Company at any time prior to exercise. If not revoked, the shares of Common Stock represented thereby will be voted at the Meeting. All proxies will be voted in accordance with the instructions specified thereon. If no specification is indicated on the proxy, the shares of Common Stock represented thereby will be voted (i) to elect to the Board of Directors five (5) directors, to serve until the next annual meeting of shareholders of the Company and until their successors have been duly elected and shall have qualified; (ii) to approve a change in the Company's state of incorporation from Florida to Delaware; (iii) to provide in the

Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation for the number of authorized shares of Common Stock to be increased from 20,000,000 to 25,000,000; (iv) to provide in the Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation for the authorization of the issuance of up to 1,000,000 shares of Preferred Stock; (v) to adopt Bylaws in connection with the Reincorporation;
(vi) to provide in the Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation and Bylaws to be adopted in connection with the Reincorporation for advance notice of shareholder proposals and nominations for the election of directors, (vii) to approve the Company's 1998 Stock Option Plan (the "Option Plan"); and (viii) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the proxy.

         The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting with respect to such matter. In the absence of a quorum, the shareholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.


         The Company will count  abstentions  for purposes of determining  both:
(i) the presence or absence of a quorum for the  transaction  of  business,  and
(ii) the total number of votes cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal (other than the election of directors).

         Further, broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information as to the shares of Common Stock owned as of October __, 1998, by (i) each person who, insofar as the Company has been able to ascertain, beneficially owned more than five percent of the outstanding common stock of the Company, (ii) each director, (iii) each of the officers named in the Summary Compensation Table and (iv) all the directors and officers as a group. Unless otherwise indicated in the footnotes following the table and subject to community property laws where applicable, the person(s) as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned.


                                                                                       Percent of Class
                                                               -----------------------------------------------------------------
                                                                     Based on         Based on shares
                                                                     shares          actually owned and       Based on fully
Name of Beneficial Owner or                                       beneficially           currently            diluted shares
Identity of Group                       Number of Shares            owned(1)           outstanding(2)          outstanding

5% HOLDERS

Appaloosa Management LP                    5,172,867(4)                32.8%                 7.3%                  26.5%
26 Main Street

Chatham, New Jersey  07928

Donald K. McGhan                           2,189,668(5)                19.16%               19.1%                  11.24%
3800 Howard Hughes
Parkway

Suite 1800
Las Vegas, Nevada 89109

Oracle Partners, L.P.                      1,195,891(6)                 9.53%                0.63%                  6.14%
712 Fifth Avenue, 45th Floor

New York, New York 10019

Richard L. Chilton, Jr.                      657,000                    5.75%                5.75%                  3.37%
Chilton Investment Co., Inc.
320 Park Avenue, 22nd Floor

New York, NY 10022

                                                                                   Percent of Class (based on shares
                                                     Number of Shares                    beneficially owned)(1)

OFFICERS AND DIRECTORS

Richard G. Babbitt(7)                                   30,000(8)                             0 .27%

Ilan K. Reich(7)                                       102,900(9)                              0.93%

Tom K. Larson, Jr.(7)                                   20,000 (10)                            0.18%

Jim J. McGhan(7)                                             0                                  0

Jeffrey J. Barber(7)                                    12,000                                 0.11%

 Harrison E. Bull(7)                                    35,000(11)                             0.31%

Richard Wm. Talley(7)                                   60,000 (11)                            0.53%

John E. Williams(7)                                     35,000(11)                             0.31%

All officers and directors as a group                  294,900                                 2.21%

-----------------
(1) The percentages are calculated on the basis of the amount of outstanding securities, plus securities underlying each holder's options, warrants and securities convertible into Common Stock which have been issued and are exercisable within 60 days hereof.

(2) The percentages are calculated on the basis of the amount of outstanding securities, which is 11,420,363, without giving effect to additional securities, underlying each holder's options, warrants and convertible securities.

(3) The percentages are calculated on the basis of shares outstanding on a fully-diluted basis, including 11,420,363 shares of Common Stock outstanding, options to purchase 60,000 shares of Common Stock, warrants to purchase 4,321,071 shares of Common Stock and securities convertible into 3,687,668 shares of Common Stock.

(4) Includes 2,660,344 shares of which Appaloosa Management LP has beneficial ownership by reason of the ownership of $14,205,714 aggregate principal amount of the Company's 11% Secured Convertible Notes due 1999. Also includes 1,098,214 shares of Common Stock issuable upon the exercise of warrants to purchase shares of Common Stock at $7.50 per share and 579,510 shares of Common Stock issuable upon the exercise of warrants to purchase shares of Common Stock at $6.50 per share.

(5) Includes 207,310 shares of Common Stock owned by Shirley M. McGhan, the wife of Donald K. McGhan, to which Mr. McGhan disclaims beneficial ownership; 107,985 shares owned by a corporation of which Mr. McGhan is the chairman; 8,036 shares owned by a limited partnership of which Mr. McGhan is the general partner; and 173,453 shares owned by a limited liability corporation of which Mr. McGhan is the managing member. Also includes 8,571 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock at $7.50 per share. Does not include a four-year warrant to purchase 260,000 shares of Common Stock which is not exercisable if and to the extent that it would result in Mr. McGhan and his affiliates becoming the beneficial owners of more than 20% of the outstanding Common Stock at that time. Pursuant to a letter agreement dated July 8, 1998, Mr. McGhan agreed for a five-year period to comply with various traditional "standstill" provisions, including, among others, to vote all of the Common Stock owned by him in proportion to the votes (or abstentions) of all other shareholders on any matter submitted to a vote or consent of shareholders, except for a vote on any proposed business combination, recapitalization or other similar transaction.


(6) Includes 749,091 shares of which Oracle Partners L.P. has beneficial ownership by reason of the ownership of $4,000,000 aggregate principal amount of the Company's 11% Secured Convertible Notes due 1999. Also includes 375,000 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock at $7.50 per share.

(7) The address of these officers and directors is 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89109.

(8) Does not include a warrant to purchase 400,000 shares, which begins to vest in 1999.

(9) Includes a warrant to purchase 75,000 shares of Common Stock at $5.51 per share, which is currently exercisable. Does not include a warrant to purchase 400,000 shares, which begins to vest in 1999.

(10) Does not include a warrant to purchase 25,000 shares, which begins to vest in 1999.

(11) Includes director options and warrants which are currently exercisable. Does not include a warrant to purchase 50,000 shares, which begins to vest in 1999.

 PROPOSAL 1. ELECTION OF DIRECTORS

         Unless otherwise specified, all proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next annual meeting of shareholders of the Company and until their successors shall be duly elected and shall have qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.

         All nominees for Director are currently directors of the Company. The terms of the current directors expire at the next annual meeting of shareholders and when their successors are duly elected and shall have qualified. Jim J. McGhan, who is currently a director of the Company, has not been nominated for re-election as a director. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.

         The names of the nominees are set forth below, as well as certain information concerning the nominees for director and the executive officers of the Company, together with their ages and positions. There are no family relationships among any of the Company's directors and executive officers.


NOMINEES FOR DIRECTOR

NAME                               AGE       POSITION
----                               ---       --------

Richard G. Babbitt                 72        Chairman  of the  Board,  President
                                             and Chief Executive Officer

Ilan K. Reich                       44       Executive Vice President, Director

Harrison E. Bull, Esq.             57        Director

Richard Wm. Talley                 54        Director

John E. Williams, M.D.             76        Director

EXECUTIVE OFFICERS WHO ARE NOT
DIRECTORS

Tom K. Larson, Jr.                 62        Vice    President,    Finance   and
                                             Administration,   Chief   Financial
                                             Officer

Jeffrey  J. Barber                 38        Executive Vice President

RICHARD G. BABBITT

         Mr. Babbitt has been the President and Chief Executive Officer of INAMED since January 22, 1998, and Chairman since February 6, 1998. Mr. Babbitt also serves as Chairman of DNA Technologies, Inc. since June 1997 and President of B.I. Advisors. He has been associated with Ben Hogan Company, B.I. Industries, American Safety Equipment Corporation, Welsh Manufacturing and Medical Supply Company in C.E.O. and Board positions.

ILAN K. REICH

         Mr. Reich has been Executive Vice President and a director of INAMED since January 22, 1998. Until that time he was a partner with the New York law firm of Olshan Grundman Frome & Rosenzweig LLP, specializing in corporate and securities law. From 1988 to June 1996, Mr. Reich served in various senior executive positions with public and private companies controlled by a private investor, including Western Publishing Group, Inc., the largest U.S. publisher of children's books, and Rabco Health Services, Inc., a distributor of medical/surgical products and a wholesale pharmaceutical company. Mr. Reich is a graduate of Columbia College and Columbia Law School, and a member of various bar associations.

HARRISON E. BULL, ESQ.

         Mr. Bull has served as a Director of INAMED since March 31, 1997. Mr. Bull is the senior partner of the law firm of Bull, Cohn and Associates and its predecessor since 1974. The firm is primarily a general practice law firm in Santa Barbara, California, with general emphasis on civil litigation. Mr. Bull has been a member of the Florida Bar since 1973, the California Bar since 1974 and is a member of the American Bar Association. Mr. Bull was admitted to practice before the Supreme Court of the United States in 1984.

RICHARD WM. TALLEY

         Mr. Talley has served as a Director of INAMED since March 31, 1997. Mr. Talley is currently a principal with Talley, King & Co., a NASD broker-dealer based in Irvine, California, specializing in private placement transactions, which he founded in 1993. Prior to that he founded Talley, McNeil & Tormey, Inc., a regionally focused investment bank, which merged in 1990 into a larger investment banking firm in Irvine, California. Prior to that he opened the Santa Barbara office of Shearson Lehman Brothers and managed that location until the merger with American Express Corporation. Mr. Talley is also the founder and Director of CentraCan Inc., the previous MRI division of HealthCare Merger Corp., providing cancer-related diagnostic and treatment services in Central America. He is a graduate of the University of California Santa Barbara and holds an MBA from Cornell University.

JOHN E. WILLIAMS, M.D.

         Dr. Williams has served as a Director of INAMED since March 31, 1997. Dr. Williams is a plastic surgeon specializing in aesthetic surgery. He is currently not practicing. He is a Diplomate of the American Board of Plastic Surgery and is a Fellow of the American College of Surgeons. He is a member of the American Society of Plastic and Reconstructive Surgeons and the American Society of Aesthetic Plastic Surgeons. He holds memberships in state, national and international plastic surgery societies and is a member of the American Medical Association and the Los Angeles County Medical Association.

 TOM K. LARSON, JR.

         Tom K. Larson, Jr. joined INAMED as Chief Financial Officer effective April 1, 1998. Mr. Larson has broad experience in financial and operating management in a wide range of industries. He is a 16-year veteran of Xerox Corporation, with financial and administrative roles in their telecommunications business, research laboratories and special products division, which included aerospace and medical diagnostic products. He has also been the CFO of Revell Corporation (a Rothchilds company), a maker of scale model kits, and for the past eight years was the CFO of a privately held specialty bed manufacturer. Mr. Larson has a B.A. degree from Allegheny College, a Masters degree from the University of Pittsburgh and has attended programs at Harvard Business School.




JEFFREY J. BARBER

         Mr. Barber has served as an Executive Vice President of INAMED since March 31, 1997. Mr. Barber originally joined the Company in 1992 as Worldwide Marketing Manager for McGhan Medical Corporation . He later became Vice
President of Business Development and Marketing. In 1996 he became a vice president of the Company responsible for marketing, business development and international development. Prior to his employment with the Company, Mr. Barber held positions with Chiron Corporation and Baxter Healthcare, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.


MEETINGS OF DIRECTORS AND DIRECTORS COMPENSATION

         For the fiscal year ended December 31, 1997, there were seven meetings of the Board of Directors. All of the Directors attended each meeting. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Florida. The Board of Directors does not have a standing nominating committee.


         The Board of Directors has created an Audit Committee, a Compensation Committee and a Stock Option Committee. The Audit Committee is composed of all of the independent directors and is charged with reviewing the Company's annual audit and meeting with the Company's independent auditors to review the Company's internal controls and financial management practices. The Compensation Committee, which is also composed of all of the independent directors, recommends to the Board of Directors compensation for the Company's key employees. The Stock Option Committee also consists of all of the independent directors and administers the Company's option plans and awards stock options thereunder. The members of the Audit Committee , the Compensation Committee and the Stock Option Committee are Harrison E. Bull, Esq., Richard Wm. Talley and John E. Williams, M.D.

         Directors who are not employees of the Company receive an annual fee of $25,000 and a fee of $1,000 for each Board of Directors meeting attended and are reimbursed for their expenses. Employees who are Directors are not entitled to any compensation for their service as a Director.

                             EXECUTIVE COMPENSATION

         The following table sets forth information with respect to the compensation of the Company's executive officers as of December 31, 1997 for services in executive capacities to the Company in fiscal 1995, 1996 and 1997:


                                                                                                      Long-Term
                                                                                                    Compensation
                                                                                                ---------------------
                                                    Annual Compensation                               Stock
                                  --------------------------------------------------------

                                                                                     Other          Options/SARs        All Other
                                                                                     Annual            Granted           Compen-

   NAME AND PRINCIPAL POSITION         YEAR         SALARY          BONUS         COMPENSATION       (IN SHARES)       SATION (6)
   ---------------------------         ----         ------          -----         ------------       -----------       ----------

Donald K. McGhan (1)                   1997       $ 27,763       $      --        $        --          $      --         $20,289
Chairman, Chief Executive              1996          6,427              --                 --                 --           32,994
Officer and President                  1995        299,676              --                 --                 --               --

Michael D. Farney (2)                  1997         56,250              --                 --                 --            3,573
Chief Executive Officer,               1996        225,000              --                 --                 --           19,302
And Secretary                          1995        245,165         714,227                 --                 --               --

Jim J. McGhan (3)                      1997        218,077           3,462            180,000                 --              536
Chief Operating Officer                1996             --              --            330,000                 --               --
                                       1995             --              --            260,000                 --               --

Thomas R. Pilholski (4)                1997         17,692              --                 --                 --            3,726
Chief Financial Officer

Jeffrey J. Barber(5)                   1997        120,462           9,162                 --                 --            5,536

-----------------
(1) Mr. McGhan was Chairman from 1985 to February 6, 1998, President from January 1987 to March 1997, and Chief Executive Officer from April 1987 until June 1992 and March 31, 1997 until January 22, 1998. Mr. McGhan is currently Chairman Emeritus, and no longer has any executive or board responsibilities with the Company.

(2) Mr. Farney resigned as Chief Executive Officer and Secretary as of March 31, 1997.

(3) Mr. McGhan served as Chief Operating Officer from January 22, 1998 through June 24, 1998 and served as President from March 31, 1997 to January 22, 1998. Prior to his direct employment with the Company, he served as a consultant to one of the Company's subsidiaries, McGhan Medical Corporation. Consulting fees paid to Mr. McGhan in prior years are listed in other annual compensation. Mr. McGhan's employment with the Company ceased on June 24, 1998.

(4) Mr. Pilholski commenced employment with the Company on November 19, 1997 and departed on March 3, 1998.

(5)      Mr. Barber has served as Executive Vice President since March 31, 1997.

(6) Fringe benefits including automobile allowance, relocation allowances and group term insurance.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

TABLE OF STOCK OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES


                            No. of Securities Underlying
                            Unexercised Options at 12/31/97              Value of Unexercised In-the-Money Options
Name                        Exercisable/Unexercisable                    at 12/31/97 Exercisable/ Unexercisable
-----------------------     ----------------------------------------     ------------------------------------------

Jeffrey J. Barber                     10,000/0                                   $30,000/$0

STOCK OPTION PLANS

         In 1984, McGhan Medical Corporation adopted an incentive stock option plan (the "1984 Plan"). Under the terms of the 1984 Plan, 100,000 shares of its Common Stock were reserved for issuance to key employees at prices not less than the market value of the stock at the date the option is granted. In 1985, INAMED Corporation agreed to substitute options to purchase its shares (on a two-for-one basis) for those of McGhan Medical Corporation. No options were granted under the 1984 Plan during 1997, 1996, 1995 or 1994.

         In 1986, the Company adopted an incentive and nonstatutory stock option plan (the "1986 Plan"). Under the terms of the 1986 Plan, 300,000 shares of Common Stock have been reserved for issuance to key employees. No options were granted under the 1986 Plan during 1997, 1995 or 1994.

         In 1993, the Company adopted a Non-Employee Director Stock Option Plan which authorized the Company to issue up to 150,000 shares of Common Stock to directors who are not employees of or consultants to the Company and who are thus not eligible to receive stock option grants under the Company's stock option plans. Pursuant to this Plan, each non-employee director is automatically granted an option to purchase 5,000 shares of Common Stock on the date of his or her initial appointment or election as a director, and an option to anniversary of his or her initial grant date providing he or she is still serving as a director. The exercise price per share is the fair market value per share on the date of grant. At December 31, 1997 30,000 options were granted under this plan. The Company recorded stock compensation expense of $51,000 for the year ended December 31, 1997.


         In 1998, the Company adopted the Option Plan, subject to shareholder approval. See description under Proposal 2. Under the terms of the Option Plan, 450,000 shares of Common Stock have been reserved for issuance to key employees. No options have been granted under the Option Plan.


STOCK AWARD PLAN

         In 1987, the Board of Directors adopted a stock award plan (the "1987 Plan") whereby 300,000 shares of the Company's Common Stock were reserved for issuance to selected employees of the Company. The 1987 Plan was adopted to further the Company's growth, development and financial success by providing additional incentives to employees by rewarding them for their performance and providing them the opportunity to become owners of Common Stock of the Company, and thus to benefit directly from its growth, development and financial success. Shares are awarded under the 1987 Plan to employees as selected by a committee appointed by the Board of Directors to administer the plan. Stock awards totaling 180,388 have been granted as of December 31, 1997. No stock awards were granted under this plan during 1997.

EMPLOYMENT, SEVERANCE, AND CHANGE OF CONTROL AGREEMENTS

         On January 23, 1998, Donald K. McGhan resigned as Chief Executive Officer of the Company. Subsequently, on February 11, 1998 Mr. McGhan resigned as Chairman of the Board as well as a Director, positions he had held since 1985.

         On January 23, 1998, the Company entered into an Employment Agreement with Richard G. Babbitt (the "Babbitt Agreement"), whereby the Company engaged Mr. Babbitt to act as President and Chief Executive Officer for a term of three years. Under the terms of the Babbitt Agreement, Mr. Babbitt is to be paid $400,000 per year. In addition, Mr. Babbitt received an Executive Officer Warrant granting him the right to purchase 400,000 shares of the Company's Common Stock at a price of $3.525 per share.

         On January 22, 1998, the Company entered into an Employment Agreement with Ilan K. Reich (the "Reich Agreement"), whereby the Company engaged Mr. Reich to act as Executive Vice President for a term of three years. Under the terms of the Reich Agreement, Mr. Reich is to be paid $400,000 per year. In addition, Mr. Reich received an Executive Officer Warrant granting Mr. Reich the right to purchase 400,000 shares of the Company's Common Stock at a price of $3.95 per share.

         Mr. Babbitt and Mr. Reich (each, a "Covered Employee") have each entered into an Employee Severance Agreement (a "Severance Agreement") with the Company. Under the terms of the Severance Agreement, and for a term of three years, upon a change in control of the Company (as defined in the Severance Agreement), and the subsequent termination of the Covered Employee, such Covered Employee will be entitled to certain benefits, including, among other things, a lump sum severance payment equal to 300% of annual base salary and a cash payment in lieu of shares of Common Stock issuable to the Covered Employee upon severance of certain outstanding options. The payments under the Severance Agreement are subject to a "gross-up" provision whereby the Company will pay an additional amount to the Covered Employee to counteract the effect of any excise tax under Section 4999 of the Internal Revenue Code.

         On April 1, 1998, the Company entered into an Employment Agreement with Tom K. Larson, Jr. (the "Larson Agreement"), whereby the Company engaged Mr. Larson to act as Chief Financial officer for a term of three years. Under the terms of the Larson Agreement, Mr. Larson is to be paid $165,000 per year. In addition, Mr. Larson received an option to acquire 20,000 shares of the Company's Common Stock at a price of $1.45 under an existing employee stock option plan. Mr. Larson also received an Executive Officer Warrant granting Mr. Larson the right to purchase 25,000 shares of the Company's Common Stock at a price of $5.51 per share.

         On June 24, 1998, Jim J. McGhan's employment with the Company and its subsidiaries was terminated. Jim J. McGhan was the Chief Operating Officer of the Company, and he is Donald K. McGhan's son. Jim J. McGhan has declined to run for re-election to the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS

         The Compensation Committee consists of Harrison E. Bull, Esq., Richard Wm. Talley and John E. Williams, M.D. None of such Directors was a party to any transaction with the Company which requires disclosure under Item 402(j) of Regulation S-K.

1998 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

         The Company established a Compensation Committee of the Board of Directors in March 1997 consisting of the three non-management directors:
Messrs. Bull and Talley and Dr. Williams. The Compensation Committee determines the cash and other incentive compensation, if any, to be paid to the Company's executive officers and key employees.


         The Company believes that executive compensation should be closely related to the value delivered to shareholders. This belief has been adhered to by developing incentive pay programs which provide competitive compensation and reflect Company performance. Both short-term and long-term incentive compensation are based on Company performance and the value received by shareholders.


COMPENSATION MAKE-UP AND MEASUREMENT

         The Company's executive compensation is based on three components, base salary, short-term incentives and long-term incentives, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

         The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, level of experience, ability and knowledge of the job.

SHORT-TERM INCENTIVES

         At the start of each fiscal year, target levels of pre-tax profits and revenue growth are established by senior management of the Company during the budgeting process and approved by the Board of Directors. An incentive aware opportunity is established for each employee based on the employee's level of responsibility, potential contribution, the success of the Company and competitive conditions. Generally, approximately 25% of an executive's potential bonus relates to his or her achievement of personal objectives and 75% relates to the Company's achievement of its pre-tax profit and revenue goals.

         The employee's actual award is determined at the end of the fiscal year based on the Company's achievement of its pre-tax profit and revenue goals and an assessment of the employee's individual performance, including achievement of personal objectives. This ensures that individual awards reflect an individual's specific contributions to the success of the Company.

LONG-TERM INCENTIVES

         Stock options are granted from time to time to reward key employees for their contributions. The grant of options is based primarily on the key employee's potential contribution to the Company's growth and profitability.

         Harrison E. Bull
         Richard Wm. Talley
         John E. Williams

                                  OTHER MATTERS

         The Company has been advised by the Securities and Exchange Commission that it has begun a formal investigation of the matters disclosed in the Form 8-K dated March 6, 1998 (the "March Form 8-K") relating to the resignation of Coopers & Lybrand LLP as the Company's independent accountant. The Company is cooperating fully in this investigation. Furthermore, the Company believes that all of the procedural and substantive issues raised in that filing have been addressed through a variety of steps, including the appointment of a new senior management team, the continual oversight by an audit committee, and the conversion into equity of the $10.8 million of indebtedness (including accrued interest) owed to an entity controlled by the former Chairman at a significant discount which more than adequately reflects the dollar value of any questionable related party transactions. The Company does not believe that this investigation will give rise to any material costs, and is seeking to pursue a prompt resolution of this matter so that it can focus its efforts on returning the Company to long-term profitability and resolving the breast implant litigation. For a discussion of certain other matters relating to the Company which occurred prior to the filing of the March Form 8-K, see Appendix F.

                            COMMON STOCK PERFORMANCE


         The following graph sets forth the Company's total shareholder return as compared to the NASDAQ Market Index and the Standard & Poor's Medical Products and Supplies Index over the period from December 31, 1993 until
December 31, 1997. The total shareholder return assumes $100 invested at December 31, 1993 in the Company's Common Stock, the NASDAQ Market Index and the Standard & Poor's Medical Products and Supplies Index. It is assumes reinvestment of all dividends.


                                     [GRAPH]

======================================================================================================================
                                                                  INDEXED RETURNS

----------------------------------------------------------------------------------------------------------------------
                               12/1993           12/1994          12/1995           12/1996          12/1997

----------------------------------------------------------------------------------------------------------------------
INAMED Corporation             100               118              322               309              150
----------------------------------------------------------------------------------------------------------------------
Nasdaq Stock Market            100               97               138               170               209
(U.S.)

----------------------------------------------------------------------------------------------------------------------
S&P Health Care                100               118              201               230              288
(Medical Products &
Supplies)
======================================================================================================================

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph above.

                        THE REINCORPORATION TRANSACTIONS

         The Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Company's Articles of Incorporation to increase its capitalization. The Company's current Articles of Incorporation authorizes the issuance of up to 20,000,000 shares of Common Stock, 11,420,363 shares of which were outstanding as of October 9, 1998. However, the Company has issued options and warrants to purchase, and has other securities outstanding which are convertible into, 8,068,739 additional shares of Common Stock in the aggregate, which leaves a low availability of Common Stock. Moreover, no shares of preferred stock are authorized under the Company's Articles of Incorporation.

         The Board of Directors of the Company believes that it is necessary for the Company to increase the authorized amount of Common Stock and to permit preferred stock to be issued by the Board of Directors of the Company in the future, to the extent deemed advisable by the Board. To make these changes to the Company's capitalization it is necessary to amend the Company's Articles of Incorporation, which requires shareholder approval. Rather than simply amend the Articles of Incorporation, the Board of Directors of the Company has proposed that the state of incorporation of the Company, which is currently Florida, be changed to Delaware. The Board of Directors of the Company believes that the reincorporation of the Company in Delaware will be advantageous to the Company. See Proposal 2, "Reasons For and Advantages of Reincorporation in Delaware."

         Such changes are proposed to be effected by an Agreement and Plan of Merger, a copy of which is attached to this Proxy Statement as Appendix A (the "Agreement of Merger"). The Board of Directors has unanimously approved the Agreement of Merger for submission to the Company's shareholders. The Agreement of Merger provides for the merger (the "Reincorporation Merger," and together with the approval of the Reincorporation Proposals and the transactions contemplated thereby, the "Reincorporation") of the Company with and into INAMED Corporation (Delaware), a Delaware corporation, which is a wholly-owned subsidiary of the Company ("INAMED-Delaware"), with INAMED-Delaware being the surviving corporation. This Reincorporation Merger will, in effect, cause the Company to be reincorporated in Delaware. On the effective date of the Reincorporation Merger, each issued and outstanding share of Common Stock will be converted into one (1) share of common stock, $.01 par value per share of INAMED-Delaware ("INAMED-Delaware Stock"). The following discussion summarizes certain aspects of the Reincorporation Merger, but is qualified in its entirety by reference to the Agreement of Merger and the exhibits thereto which are attached hereto as "Appendix A."


         On the effective date of the Reincorporation Merger, INAMED-Delaware will succeed to all of the assets, liabilities and business of the Company and will possess all of the rights and powers of the Company. In addition, INAMED-Delaware will assume and continue all of the benefit and option plans of the Company. The business of the Company will continue to operate under the name, "INAMED Corporation." The officers and directors of INAMED-Delaware will be the same as the officers and directors of the Company, except that Jim J. McGhan will not be a director of INAMED-Delaware.


         Except as described below, shareholders of INAMED-Delaware, as shareholders of a Delaware corporation, will, in general, have the same rights that they possess as shareholders of the Company, a Florida corporation, although certain anti-takeover provisions are being incorporated into the Certificate of Incorporation of the Company, in addition to other changes inherent in being incorporated in Delaware rather than in Florida. A summary of these changes, as they might affect the shareholders, are discussed in Proposal 2 in the section entitled "Summary of Significant Differences Between Delaware and Florida Corporate Laws Which Would Affect INAMED-Delaware."


         In addition, in connection with the Reincorporation Merger, INAMED-Delaware will adopt the Restated Certificate of Incorporation and Bylaws, attached as "Appendix B" and "Appendix C" to this Proxy Statement. The Certificate of Incorporation and Bylaws of INAMED-Delaware differ from the Company's Articles of Incorporation and Bylaws in certain respects, the most important of which are described below.

         The proposed Certificate of Incorporation will increase the authorized number of shares of Common Stock to 25,000,000 shares from 20,000,000 shares and will further authorize the issuance of up to 1,000,000 shares of Preferred Stock. Each share of INAMED-Delaware Stock will have the same par value as the Common Stock. The current Articles of Incorporation do not include a provision for the authorization of a class of Preferred Stock. The proposed Certificate of Incorporation of INAMED-Delaware authorizes a class of Preferred Stock commonly known as "blank check" preferred stock. The preferred stock may be issued from time to time in one or more series, and the Board of Directors of INAMED-Delaware, without further approval of its shareholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of Preferred Stock, if and when issued, may have rights, powers and preferences superior to those of the Company's Common Stock. Florida law does not allow for the issuance of "blank check" preferred stock, but requires the Company to amend the articles of incorporation to authorize the issuance of each series of preferred stock. There are no current plans, commitments or understandings, written or oral, to issue any preferred stock, other than Preferred Stock relating to the Rights Plan. For a further discussion of the Rights Plan, see "Summary of Significant Differences Between Delaware and Florida Law Which Would Affect INAMED-Delaware -- Certain Anti-Takeover Requirements." In the event of any issuances of Preferred Stock, however, the holders of INAMED-Delaware Stock will not have any preemptive or similar rights to acquire any Preferred Stock.

         On the effective date of the Reincorporation Merger, each issued and outstanding share of Common Stock will automatically be converted into one (1) share of INAMED-Delaware Stock. Shareholders may, but are not required to, surrender their present Common Stock certificates so that replacement certificates representing shares of INAMED-Delaware Stock may be issued in exchange therefor. Certificates representing Common Stock should not be destroyed or returned to the Company. After the Reincorporation Merger, certificates representing Common Stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of INAMED-Delaware Stock. U.S. Stock Transfer Company, the Company's transfer agent, will act as transfer agent for INAMED-Delaware after the Reincorporation Merger.

         The Agreement of Merger provides that it may be amended at any time, whether before or after approval by the shareholders of the Agreement of Merger, by agreement of the Boards of Directors of the Company and INAMED-Delaware, subject to any restrictions imposed by the laws of Florida and Delaware. Delaware law will not permit an amendment to the Agreement of Merger, absent shareholder approval, if such amendment would adversely affect the holders of any class of stock of either the Company or INAMED-Delaware.

         The Reincorporation will be effected by the approval of the Reincorporation Proposals. If any of the Reincorporation Proposals are not approved, then none of the Reincorporation Proposals will be enacted. Proposal 2 is to approve the Reincorporation Merger; Proposal 3 is to approve the increase of the number of authorized shares of Common Stock from 20,000,000 to 25,000,000; Proposal 4 is to approve the authorization of the issuance of up to 1,000,000 shares of Preferred Stock; Proposal 5 is to approve the adoption of the Bylaws; and Proposal 6 is to approve the provision to provide for advance notice of shareholder proposals and nominations for the election of directors. Reference is made hereby to the specific discussion included herein regarding each of the Reincorporation Proposals.

PROPOSAL 2.  THE PROPOSED MERGER AND REINCORPORATION IN DELAWARE


REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

         The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

         The differences between the corporate law of Delaware and Florida allow Delaware corporations greater latitude of corporate action. In the opinion of management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of shareholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Florida corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Florida law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Florida's and Delaware's corporate laws are more fully explained below in the section entitled "Summary of Significant Differences between Delaware and Florida Corporate Laws Which Would Affect INAMED-Delaware."


         In management's opinion, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.


         In addition, Delaware law permits a corporation to adopt a number of measures, through amendment of the corporation's certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Company's current Articles of Incorporation do not include such "antitakeover" provisions. The Board of Directors has no present intention following the Reincorporation to amend the Certificate of Incorporation of INAMED-Delaware or the Bylaws of INAMED-Delaware to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the shareholders, the Board of Directors may consider in the future certain antitakeover strategies which may enhance the Board of Directors' ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law provides certain protections not available under Florida laws. See "Summary of Significant Differences Between the Delaware and Florida Corporate Laws Which Would Affect INAMED-Delaware - Business Combinations with Substantial Shareholders."


DISADVANTAGE OF REINCORPORATION IN DELAWARE


         Despite the belief of the Board of Directors of the Company as to the benefits or advantages of reincorporation in Delaware, some shareholders may find the Reincorporation Merger disadvantageous for several reasons. As discussed  below,  Delaware  law,  unlike  Florida  law,  contains  a  statutory
provision   intended  to  discourage   certain  takeover  attempts  of  Delaware
corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that shareholders of INAMED-Delaware would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of INAMED-Delaware Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Company's Board of Directors and may make removal of the Board of Directors or management less likely as well.

As discussed below, the Certificate of Incorporation of INAMED-Delaware will contain a provision limiting director liability under certain circumstances and the Bylaws of INAMED-Delaware will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the shareholders of INAMED-Delaware. For example, their inclusion may have the effect of reducing the likelihood of INAMED-Delaware's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted INAMED-Delaware and its shareholders. In addition, if the Reincorporation Merger is effected and the limitation on liability provision is part of the Certificate of Incorporation of INAMED-Delaware, the shareholders of INAMED-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of INAMED-Delaware.


SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND FLORIDA CORPORATE LAWS WHICH WOULD AFFECT INAMED-DELAWARE

         The following is a brief summary of certain material ways in which Florida and Delaware corporate laws differ and does not purport to be a complete statement of such laws.


         BUSINESS COMBINATIONS WITH SUBSTANTIAL SHAREHOLDERS. Delaware law contains a statutory provision which is intended to curb abusive takeovers of Delaware corporations. Section 203 of the Delaware General Corporation Law addresses the problem by preventing certain business combinations of the corporation with interested shareholders within three years after such shareholders become interested. Section 203 provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or an affiliate, or associate of such person, who is an "interested shareholder" for a period of three (3) years from the date that such person became an interested shareholder unless: (i) the transaction resulting in a person becoming an interested shareholder, or the business combination, is approved by the Board of Directors of the corporation before the person becomes an interested shareholder; (ii) the interested shareholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an interested shareholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested shareholder. Under
Section 203, an "interested shareholder" is defined as any person who is: (i) the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and who was the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested shareholder.

         Florida law provides for certain "antitakeover" protections against persons who acquire or intend to acquire 20% or more of the voting power of certain Florida corporations, defined by statute as "issuing public corporations." However, in order to fall within the definition of an "issuing public corporation," the Florida corporation must have:(i) its principal place of business, principal office or substantial assets within the State of Florida, and (ii) either more than 10% of its shareholders resident in the State of Florida, more than 10% of its shares owned by Florida residents or at least 1,000 Florida resident shareholders (with shares held by banks, brokers or nominees disregarded for the purpose of calculating such percentage). As the Company's principal place of business and principal office are located outside of the State of Florida and the Company does not have any significant assets in the State of Florida, the Company does not fall within the definition of an "issuing public corporation" for purposes of the Florida antitakeover statute, and therefore, such antitakeover provisions do not apply to the Company.

         A corporation  may, at its option,  exclude itself from the coverage of
Section 203 by amending its certificate of incorporation or bylaws by action of its shareholders to exempt itself from coverage, provided that such bylaw or certificate of incorporation amendment shall not become effective until twelve
(12) months after the date it is adopted. The Company has not adopted such a provision to the Certificate of Incorporation. It is not anticipated that the Board of Directors of INAMED-Delaware will seek shareholder approval to "opt out" of the operation of this provision.

         MERGER WITH SUBSIDIARY. Under Delaware law, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. Florida law permits such a merger of a subsidiary without shareholder approval if 80% of each class of capital stock of the subsidiary is owned by the parent corporation.

         DIVIDENDS. Delaware law provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. Florida law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

         PROXIES. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Florida law, a proxy is effective only for a period of 11 months unless otherwise provided in the proxy.


         CONSIDERATION FOR STOCK. Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors. Under Florida law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value.


         LIABILITY OF DIRECTORS. Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director:
(i) for any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The proposed Certificate of Incorporation includes such a provision. Under Florida law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of: (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property. The charter documents of each of INAMED-Delaware and the Company provide that INAMED-Delaware and the Company shall indemnify its directors and officers to the fullest extent permitted under Delaware law and Florida law, respectively.

         SPECIAL MEETINGS OF SHAREHOLDERS. Under Delaware law, a special meeting of shareholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The proposed Bylaws of INAMED-Delaware provide that a special meeting may be called by the Chairman of the Board of Directors, the President, a majority of the Board of Directors or 10% of the shareholders of record of all shares entitled to vote.

         Florida law provides that a special meeting of shareholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of shareholders. The Company's current Articles of Incorporation do not include any such provision. The current Bylaws of the Company provide that a special meeting of shareholders may be called by the Board of Directors, the President or 10% of the shareholders of record of all shares entitled to vote.

         COMMITTEES OF THE BOARD OF DIRECTORS. Florida and Delaware law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Florida law places more limitations on the types of activities that can be delegated to committees of the board. Under Florida law, a committee of the board of directors may not approve or recommend to shareholders actions or proposals required to be approved by the shareholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

         VOTE REQUIRED FOR MERGERS. Florida law provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Florida law, the vote of the shareholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and (ii) each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware law has a similar provision requiring shareholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation's shareholders, Delaware law, unlike Florida law, also requires that either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (ii) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         DISSENTER'S RIGHTS. Delaware law provides that dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in the case of a merger of a corporation, except that such rights are not provided when (i) no vote of the shareholders is required for the merger or (ii) shares of the corporation are listed on a national securities exchange or held by more than 2,000 shareholders and are to be exchanged solely for shares of stock of another corporation which are listed on a national securities exchange or held by more than 2,000 shareholders.

         Florida law provides appraisal rights in connection with (i) a merger, except that such rights are not provided when (a) no vote of the shareholders is required for the merger or (b) shares of the corporation are listed on a national securities exchange, traded on the Nasdaq National Market System, or held of record by fewer than 2,000 shareholders; (ii) a sale of substantially all the assets of a corporation (with similar restrictions as provided under the Delaware Law for mergers); and (iii) amendments to the articles of incorporation that may adversely affect the rights or preferences of shareholders.


         The shares of the Company are not presently listed on a national securities exchange and, as of October 14, were held by approximately 807 shareholders of record.

         CORPORATE ACTION WITHOUT A SHAREHOLDER MEETING. Delaware and Florida law both permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, Delaware law requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing. Florida law provides that such notice must be given within ten (10) days of the date such shareholder authorization is granted. Neither the Company's current Articles of Incorporation nor the proposed Certificate of Incorporation includes any such contrary provision.

         CERTAIN ANTI-TAKEOVER REQUIREMENTS. The Restated Certificate of Incorporation adopts certain measures (the "Measures") which are intended to protect the Company's shareholders by rendering it more difficult for a person or persons to obtain control of the Company without cooperation of the Company's management. Such Measures are often referred to as "anti-takeover" provisions. The Company's current Articles of Incorporation and Bylaws do not include many of such anti-takeover provisions. The anti-takeover provisions include an advance notice requirement for any shareholder proposals or nominations for the election of a director . See Proposal 6. The Restated Certificate of Incorporation does not include provisions for a staggered board of Directors or cumulative voting.

         The proposed Certificate of Incorporation provides that any shareholder proposals and nominations for the election of directors be delivered to the Company no less than ninety (90) days nor more than one hundred twenty (120) days in advance of the first anniversary of the Company's annual meeting held in the prior year, provided, however, in the event the Company shall not have had an annual meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of May 15 of the current year. Such shareholder nominations must contain (a) as to each person whom the shareholder proposed to nominate for election or re-election as a director at the annual meeting: (w) the name, age, business address and residence address of the proposed nominee, (x) the principal occupation or employment of the proposed nominee, (y) the class and number of shares of capital stock of the Company which are beneficially owned by the proposed nominee, and (z) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the 1934 Act; and (b) as to the shareholder giving notice of nominees for election at the annual meeting, (x) the name and record address of the shareholder, and (y) the class and number of shares of capital stock of the Company which are beneficially owned by the shareholder.

         The inclusion of such "anti-takeover" provisions in the Certificate of Incorporation may delay, deter or prevent a takeover of the Company which the shareholders may consider to be in their best interests, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of their securities at above-market prices, or limit the ability of shareholders to remove incumbent directors as readily as the shareholders may consider to be in their best interests.

         The Company currently has in place a Shareholder Rights Plan (the "Plan") and has declared a dividend granting to its shareholders the right to purchase for each share of the Company's Common Stock, one share of Common Stock at an initial price of $80. The Plan was designed to protect shareholders from various abusive takeover tactics, including attempts to acquire control of the Company at an inadequate price which would deny shareholders the full value of their investments. The Plan was designed to assure that any acquisition of the Company and/or any acquisition of control of the Company would take place under circumstances in which the Board of Directors can secure the best available transaction for all of the Company's shareholders. The Plan will encourage a potential buyer to negotiate appropriately with the Board prior to attempting a takeover and will have no effect on lawful proxy solicitation activity. The Rights become detached from the Common Shares and became immediately exercisable after any person or group becomes the beneficial owner of 15% or more of the Common Shares or 10 days after any person or group of persons publicly announces a tender or exchange offer that would result in that same beneficial ownership level. If a buyer becomes a 15% owner in the Company, all Rights holders except such "Acquiring Person" (as defined in the Plan) will be entitled to purchase the Company's stock at a price discounted from the then market price; PROVIDED, HOWEVER, that the Plan provides that under certain circumstances Appaloosa Management L.P., and its affiliated entities, shall not be deemed to be an Acquiring Person to the extent it becomes the beneficial owner of in excess of 15% of the outstanding shares of Common Stock of the Company; PROVIDED, FURTHER, that the Plan provides that under certain circumstances Donald M. McGhan shall not be deemed to be an Acquiring Person to the extent he becomes the beneficial owner of in excess of 15%, but less than 20%, of the outstanding shares of Common Stock of the Company.

         The Company currently has in place a Shareholder Rights Plan (the "Plan") and has declared a dividend granting to its shareholders the right to purchase for each share of the Company's Common Stock, one share of Common Stock at an initial price of $80. The Plan was designed to protect shareholders from various abusive takeover tactics, including attempts to acquire control of the Company at an inadequate price which would deny shareholders the full value of their investments. The Plan was designed to assure that any acquisition of the Company and/or any acquisition of control of the Company would take place under circumstances in which the Board of Directors can secure the best available transaction for all of the Company's shareholders. The Plan will encourage a potential buyer to negotiate appropriately with the Board prior to attempting a takeover and will have no effect on lawful proxy solicitation activity. The Rights become detached from the Common Shares and became immediately exercisable after any person or group becomes the beneficial owner of 15% or more of the Common Shares or 10 days after any person or group of persons publicly announces a tender or exchange offer that would result in that same beneficial ownership level. If a buyer becomes a 15% owner in the Company, all Rights holders except such "Acquiring Person" (as defined in the Plan) will be entitled to purchase the Company's stock at a price

         The Company plans to approve and adopt a shareholder rights plan for INAMED-Delaware with substantially the same terms and provisions of the Plan. However, the Company expects that the shareholder rights plan of INAMED-Delaware would grant a right to purchase one share of Common Stock of the Company for each share of a series of Preferred Stock to be designated by the Board of Directors for such purpose.

         The proposed Certificate of Incorporation authorizes the issuance of up to 1,000,000 shares of Preferred Stock by the Board of Directors, without any further vote or action by the Company's shareholders, in one or more series and authorizes the Board of Directors to determine the designations, powers, preferences and relative, participating, optional or other rights thereof, including without limitation, the dividend rate (and whether dividends are cumulative), conversion rights, voting rights, rights and terms of redemption, redemption price and liquidation preference. See Proposal 4. Although the Company has no current plans to issue any Preferred Stock, the rights of the holders of shares of Common Stock would be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future. Issuance of Preferred Stock could have the effect of delaying, deterring or preventing a change in control of the Company, including the imposition of various ect procedural and other requirements that could make it more difficult for holders of Common Stock to effect certain ect corporate actions, including the ability to replace incumbent directors and to accomplish transactions opposed by the incumbent Board of Directors.

         The Measures are not being proposed in response to any present attempt, known by the Board of Directors of the Company to acquire control of the Company, to obtain representation on the Company's Board of Directors or to take significant corporate action, including the proposed Agreement of Merger.

Rather, management believes that in connection with the approval of the transactions contemplated by the Agreement of Merger, the Measures are prudent and in the best interests of the Company and its shareholders and should be adopted for their protection. The Board of Directors further believes that the present is an appropriate time to adopt the proposed Measures, since they would lessen the likelihood that the Company would be required to incur significant expense and might be subject to substantial disruption in connection with such an attempt.

         The Board of Directors does not have any current plans to seek shareholder approval of any amendments to, or make changes in, the Company's charter documents that may be deemed to have "anti-takeover" implications, except as described in this Proxy Statement or as set forth in the Certificate of Incorporation and revised Bylaws.


FEDERAL INCOME TAX CONSEQUENCES


         The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion should not be considered tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all shareholders. In particular, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Shareholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.


         The Reincorporation Merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by the Company or the shareholders as a result of the exchange of shares of Common Stock for shares of INAMED-Delaware Stock upon consummation of the transaction.


         The combination and change of each share of the Company's Common Stock into one share of INAMED-Delaware Stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to a portion of INAMED-Delaware Stock received in exchange therefor.

SECURITIES ACT CONSEQUENCES


         The shares of INAMED-Delaware Stock to be issued in exchange for shares of Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, INAMED-Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

         After the Reincorporation Merger, INAMED-Delaware will be a publicly-held company, INAMED-Delaware Stock will be listed for trading in the over-the-counter Bulletin Board market, and INAMED-Delaware will file periodic reports and other documents with the Commission and provide to its shareholders the same types of information that the Company has previously filed and provided. Shareholders whose Common Stock is freely tradeable before the Reincorporation Merger will have freely tradeable shares of INAMED-Delaware Stock. Shareholders holding restricted shares of Common Stock will have shares of INAMED-Delaware Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of INAMED-Delaware Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, shareholders will be deemed to have acquired their shares of INAMED-Delaware Stock on the date they acquired their shares of Common Stock. In summary, INAMED-Delaware and its shareholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as were the Company and the shareholders prior to the Reincorporation Merger.


DISSENTERS' RIGHTS OF APPRAISAL


         The shareholders of INAMED are entitled to exercise dissenters' rights of appraisal under Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act (the "Dissenters' Statute"). The dissenters' rights available are summarized below. The following summary is not intended to be a complete statement of such rights. The preservation and exercise of dissenters' rights are conditioned on strict adherence to the applicable provisions of the FBCA and shareholders of INAMED who desire to exercise dissenters' rights should consult and study carefully the provisions contained in the Dissenters' Statute and seek the advice of legal counsel in connection with any decision with respect to the exercise of dissenters' rights.

         Under the Dissenters' Statute, shareholders have the right to dissent from adoption of the Reincorporation Merger and demand payment of the fair value of their shares. In order to properly exercise this right, each dissenting INAMED shareholder (i) must give INAMED a written notice of his or her intent to dissent from the proposal to approve the Reincorporation Merger and demand payment for his or her shares if the Merger is effectuated BEFORE THE VOTE ON THE REINCORPORATION MERGER AGREEMENT IS TAKEN AT THE SPECIAL MEETING and (ii) MUST NOT VOTE IN FAVOR OF THE MERGER AGREEMENT. Merely voting against the Reincorporation Merger or abstaining from voting on the Reincorporation Merger will not satisfy the foregoing requirements. Any dissenting shareholder who fails to satisfy the foregoing requirements as they apply to his or her shares will not be entitled to payment for his or her shares and will be bound by the terms of the Reincorporation Merger.

         The Company shall deliver a copy of the Dissenters' Statute to each shareholder simultaneously with a request for his written consent to approve the Reincorporation Merger or, if such request is not made, within 10 days after INAMED has received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

         If the proposed action is approved by the required vote of the shareholders, the Company will mail a further notice of such approval to all shareholders who delivered a notice of intent to demand payment and refrained from voting in favor of the proposed action. Within 20 days after the Company delivers the written notice of the approval to shareholders, any shareholder who elects to dissent shall file with the Company a notice of such election, stating his name and address, the number of shares as to which he dissents and a demand for payment of the fair value of his shares, and such shareholder shall file an election to dissent and deposit his certificates with the Company simultaneously with the filing of the election to dissent. A shareholder who fails to file his notice of election to dissent within the 20-day period will forfeit his dissenters' rights.

         Within 10 days after the later to occur of (i) the expiration of the 20-day period in which shareholders may file their notices of election to dissent, or (ii) the consummation of the Merger, but in no event later than 90 days from the date the shareholders approve the transaction, the Company must make a written offer to each dissenting shareholder, who has filed his notice of election to dissent within the 20-day period, to pay an amount the Company estimates to be the fair value for such shares. The Company's written offer must be accompanied by its most recent balance sheet (the date of which must be within 12 months of the date of the offer) and a profit and loss statement for the 12-month period ended on the date of the balance sheet. The dissenting shareholder shall have 30 days following the Company's offer to accept the offer. If the offer is accepted, the Company shall pay the agreed to value for the shares within 90 days of its making the offer, following which the dissenting shareholder shall cease to have an interest in the shares.

         If the Company fails to make its offer within the prescribed period, or if it makes an offer and the dissenting shareholder fails to accept the same within the 30 day acceptance period, then the Company, within 30 days after receipt of a written demand from any dissenting shareholder which is given within 60 days after the date of the consummation of the Reincorporation Merger, will have the option to file (within such 60 day period) an action in the appropriate court in the county where the registered office of the Company is located requesting that the court determine the fair value of the shares. If the Company fails to institute the court proceeding, any dissenting shareholder may do so in the name of the Company. The judgment of the court will be plenary and exclusive and all dissenters who are made parties will be entitled, after a hearing without a jury, to judgment for the amount the court determines is the fair value of the shares which, at the discretion of the court, may include interest.


         While costs and expenses of an appraisal proceeding will generally be borne by the Company, the court has equitable powers to assess any part of the costs against all or some of the dissenters who are parties whose action in failing to accept the Company's offer the court finds to be arbitrary, vexatious or not in good faith. The court has similar equitable powers to allocate among the parties the fees and expenses of appraisers appointed by the court, but not the fees and expenses of counsel or experts employed by any party.


         THE PROVISIONS OF FLORIDA LAW REGARDING DISSENTERS' RIGHTS ARE TECHNICAL AND COMPLEX AND ANY INAMED SHAREHOLDER CONTEMPLATING THE EXERCISE OF SUCH RIGHTS IS URGED TO CONSULT WITH HIS OR HER LEGAL COUNSEL. A COPY OF THE DISSENTERS' STATUTE IS ATTACHED HERETO AS APPENDIX E.



         APPROVAL BY SHAREHOLDERS OF THE REINCORPORATION MERGER WILL CONSTITUTE APPROVAL OF THE AGREEMENT OF MERGER AND THE CERTIFICATE OF INCORPORATION OF INAMED-DELAWARE (OTHER THAN AS PROVIDED IN PROPOSALS 3, 4 AND 6).

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Articles of Incorporation and Florida law, the Agreement of Merger must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL; IF ANY OF THE REINCORPORATION PROPOSALS ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED

PROPOSAL 3.  INCREASING AUTHORIZED COMMON SHARES

         The proposed Certificate of Incorporation provides that the number of authorized shares of Common Stock would be 25,000,000 shares, an increase from the 20,000,000 shares presently authorized by the Company's Articles of Incorporation. As of October 9, 1998, 11,420,363 shares of Common Stock were outstanding. Moreover, the Company has issued options and warrants to purchase, and has other securities outstanding which are convertible into 8,068,739 additional shares of Common Stock in the aggregate, which leaves a low availability of Common Stock. At the Meeting, the shareholders will be asked to approve the portion of Article FOURTH of the proposed Certificate of Incorporation which provides for the authorized Common Stock of the Company to be 25,000,000 shares. The full text of the Certificate of Incorporation is set forth in Appendix B attached hereto.

         The increase in the number of authorized shares of Common Stock is believed by the Board of Directors to be desirable in order to assure that there will be sufficient authorized shares for a variety of corporate purposes, including without limitation, in connection with financing and acquisition transactions, programs to facilitate the growth and expansion of the Company, for stock splits and dividends, and for stock options and other employee benefit plans. No plans are currently contemplated for the use of any of additional authorized shares in the immediate future.

         The additional authorized shares of Common Stock are desirable and in the best interests of the Company in order to assure the Company's flexibility of action in the future. The additional shares of Common Stock, together with any currently authorized but unissued and unreserved shares of Common Stock, may be issued at such times, to such persons and for such consideration as the Board may determine to be in the Company's best interests without further shareholder approval, except as otherwise required by statute, stock exchange rules or the Company's loan documents. Depending on the circumstances, issuance of additional shares of Common Stock could affect the existing holders of shares by diluting the voting power of the outstanding shares. The shareholders will not have preemptive rights under the Certificate of Incorporation and will not have such rights with respect to the additional authorized shares of Common Stock. See "The Reincorporation Transactions" for an in-depth discussion of the entire transaction. The affirmative vote of the holders of record of a majority of the shares of Common Stock present in person or by proxy at the Meeting is required for approval of this Proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL; IF ANY OF THE REINCORPORATION PROPOSALS ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED

                    PROPOSAL 4. AUTHORIZING PREFERRED STOCK.

         The proposed Certificate of Incorporation contains provisions which permit the Board to designate one or more series of Preferred Stock. Currently, no shares of preferred stock are authorized under the Company's Articles of Incorporation. At the Meeting, the shareholders will be asked to approve the portion of Article FOURTH of the proposed Certificate of Incorporation which authorizes the issuance of up to 1,000,000 shares of Preferred Stock. The full text of the Certificate of Incorporation is set forth in Appendix B attached hereto. Such provisions are often referred to as "blank check" provisions, as they give the Board of Directors the flexibility, at any time or from time to time, without further shareholder approval, to create one or more series of Preferred Stock and to determine the designations, preferences and limitations of each such series, including but not limited to (i) the number of shares, (ii) dividend rights, (iii) voting rights, (iv) conversion privileges, (v) redemption provisions, (vi) sinking fund provisions, (vii) rights upon liquidation, dissolution or winding up of the Company and (viii) other relative rights, preferences and limitations of such series.

         The Board of Directors believes that permitting the Board to authorize the issuance of up to 1,000,000 shares of "blank check" Preferred Stock provides the Company with the flexibility to address potential future financing needs by creating a series of Preferred Stock customized to meet the needs of any particular transaction and to market conditions. The Company also could issue Preferred Stock for other corporate purposes, such as to implement joint ventures or to make acquisitions. Although the Company is not currently considering the issuance of Preferred Stock for such financing or transactional purposes and has no present intention to issue any series of Preferred Stock, the Board and management believe that the Company should have the flexibility to issue Preferred Stock, along with its ability to issue debt and/or additional shares of Common Stock. The Preferred Stock may be issued at such times, to such persons and for such consideration as the Board may determine to be in the Company's best interests without further shareholder approval, except as otherwise required by statute, stock exchange rules or the Company's loan documents.

         If any series of Preferred Stock authorized by the Board provides for dividends, such dividends, when and as declared by the Board of Directors out of any funds legally available therefor, may be cumulative and may have a preference over the Common Stock as to the payment of such dividends. In addition, if any series of Preferred Stock authorized by the Board so provides, in the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of each such series of the then outstanding Preferred Stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of Common Stock, a liquidation preference established by the Board of Directors, together with all accumulated and unpaid dividends. Depending upon the consideration paid for Preferred Stock, the liquidation preference of Preferred Stock and other matters, the issuance of Preferred Stock could therefore result in a reduction in the assets available for distribution to the holders of Common Stock in the event of liquidation of the Company. Holders of Common Stock do not have any preemptive rights to acquire Preferred Stock or any other securities of the Company.

         The proposal to authorize "blank check" Preferred Stock is not designed to deter or to prevent a change in control; however, under certain circumstances, the Company could use the additional shares of Preferred Stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company and thereby to protect the continuity of the Company's management. The Company could also privately place such shares with purchasers who might favor the Board of Directors in opposing a hostile takeover bid, although the Company has no present intention to do so. See Proposal 2, "Summary of Significant Differences between Delaware and Florida Corporate Laws which would affect INAMED-Delaware - Certain Anti-Takeover Requirements" and "The Reincorporation Transactions." The affirmative vote of the holders of record of a majority of the shares of Common Stock present in person or by proxy at the Meeting is required for approval of this Proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL; IF ANY OF THE REINCORPORATION PROPOSALS ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED

                     PROPOSAL 5. ADOPTION OF REVISED BY-LAWS

         The Board of Directors has recommended the adoption by INAMED-Delaware of the Bylaws in the event the Reincorporation Proposals are adopted. The Bylaws differ in substance from the Company's existing bylaws primarily to comply with current Delaware law and to conform to the proposed changes between the Company's Articles of Incorporation and the Certificate of Incorporation. Some of the differences, however, may affect the rights of shareholders under certain circumstances. Notably, the proposed Bylaws of INAMED-Delaware will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the shareholders of INAMED-Delaware. See Proposal 2, "Disadvantage of Reincorporation in Delaware." For example, their inclusion may have the effect of reducing the likelihood of INAMED-Delaware's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted INAMED-Delaware and its shareholders. In addition, if the Reincorporation Merger is effected and the limitation on liability provision is part of the By-laws of INAMED-Delaware, the shareholders of INAMED-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of INAMED-Delaware. Also see Proposal 6. The above discussion is qualified in its entirety by reference to the text of the Bylaws set forth in Appendix C hereto. The affirmative vote of the holders of record of a majority of the shares of Common Stock present in person or by proxy at the Meeting is required for approval of this Proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL; IF ANY OF THE REINCORPORATION PROPOSALS ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED

                PROPOSAL 6. REQUIRE ADVANCE NOTICE OF SHAREHOLDER
            PROPOSALS AND NOMINATIONS FOR THE SELECTION OF DIRECTORS

         The Certificate of Incorporation and Bylaws provide that a shareholder intending to make a proposal or nominate a director for election at an annual shareholder meeting must give written notice of such intention to the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting (or, if the Company failed to have a meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of May 15 of the current year). See Proposal 2, "Summary of Significant Differences Between Delaware and Florida Corporate Laws Which Would Affect INAMED-Delaware." The Certificate of Incorporation and Bylaws require that any notice of intention to make a proposal or nominate a director must contain certain information about the proposed nominee and about the shareholder intending to make the nomination. At the Meeting, the shareholders will be asked to approve Article EIGHTH of the proposed Certificate of Incorporation and
Section 2.13 of the proposed Bylaws relating to the notice provisions described herein. The full text of the Certificate of Incorporation and Bylaws are attached hereto as Appendix B and Appendix C, respectively.

         The purpose of this provision, by requiring advanced notice of a proposal or nomination by a shareholder, is to afford the Board of Directors a meaningful opportunity to consider the merits and/or qualifications of any proposal or proposed nominee and, to the extent deemed necessary or desirable by the Board, inform shareholders about such qualifications. This provision, it is believed, will further the objective of the Board to identify business proposals which may advance the interests of the Company, or to identify candidates who have the character, experience and proven accomplishments which give promise of significant contribution to the Company's business. This provision has not been included as a result of any specific efforts of which the Company is aware to nominate or elect any director, to accumulate shares, or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise.

         While such notice provision does not give the Board of Directors any power to approve or disapprove of a shareholder nomination, it will preclude a shareholder nomination from the floor or by other means if the proper procedures are not followed. Although the Board of Directors does not believe that such notice provision will have a significant impact on any attempt by a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company, it is possible that this notice provision may deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company or effect a change in management, irrespective of whether such action would be beneficial to shareholders generally. The affirmative vote of the holders of record of a majority of the shares of Common Stock present in person or by proxy at the Meeting is required for approval of this Proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL; IF ANY OF THE REINCORPORATION PROPOSALS ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED

PROPOSAL  7.  APPROVAL OF STOCK OPTION PLAN

         On October 4, 1998 the Board of Directors of the Company adopted the Option Plan, which is set forth in Appendix D to this Proxy Statement. The Option Plan will not become effective unless it is approved by the holders of record of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting.


         The Option Plan is intended to assist the Company in securing and retaining key employees by allowing them to participate in the ownership and growth of the Company through the grant of stock options ("Options"). The granting of such Options serves as partial consideration and gives key employees an additional inducement to remain in the service of the Company and its subsidiaries and provides them with an increased incentive to work toward the Company's success.

         The following discussion of the principal features and effects of the Option Plan is qualified in its entirety by reference to the text of the Option Plan set forth in Appendix D hereto.


         The Board of Directors believes it is in the Company's and its shareholders' best interests to approve the Option Plan because it would (i) allow the Company to grant Options which facilitates the benefits of the additional incentive inherent in the ownership of Common Stock by key employees and (ii) help the Company retain the services of key employees.

         The Option Plan currently authorizes the issuance of a maximum of 450,000 shares of Company Common Stock pursuant to the exercise of Options granted thereunder. As of the date hereof, 409,500 Options to purchase Common Stock have been granted to 77 employees under the Option Plan, subject to shareholder approval. No executive officer of the Company has been granted Options under the Option Plan, although they may be in the future.


ADMINISTRATION


         The Option Plan is administered by a Compensation Committee (the "Committee"), consisting of not less than three members of the Board of Directors appointed by the Board of Directors. The Committee will select the key employees who will be granted Options to purchase shares of Common Stock under the Option Plan and, subject to the provisions of the Option Plan, will determine the terms and conditions and number of shares of Common Stock subject to each such Option. The Committee will also make any other determinations necessary or advisable for the administration of the Option Plan. The determinations by the Committee will be final and conclusive; however, the grant of Options to purchase shares of the Common Stock to a full-time employee who is an executive officer of the Company, as well as the terms and provisions of such Option, requires the prior approval of a majority of the members of the Board of Directors who are "disinterested persons." Generally, Options granted under the Option Plan vest and become exercisable in one-third increments on the first, second and third anniversary of the date of grant, respectively. The Option Plan will terminate on October 4, 2008 but may be terminated by the Board of Directors at any time before that date.

OPTIONS

         Upon the grant of an Option to purchase shares of Common Stock to a key employee, the Option Committee will fix the number of shares of the Company's Common Stock that the optionee may purchase upon exercise of such Option and the price at which the shares may be purchased. The option price for Options shall not be less than 100% of the "fair market value" of the shares of Common Stock at the time such option is granted. "Fair market value" is deemed to be the closing price of shares of Common Stock on such date, on the OTC Bulletin Board, or if the shares of Common Stock are not listed on the OTC Bulletin Board, in the principal market in which such shares of Common Stock are traded. Payment of the exercise price for shares of Common Stock subject to Options may be made with cash, check or such other instrument as may be acceptable to the Company, including receipt of a reduced number of shares of Common Stock in lieu of cash. Full payment for shares of Common Stock exercised must be made at the time of exercise.

FEDERAL INCOME TAX CONSEQUENCES

         Upon exercise of a non-qualified stock option granted under the Option Plan, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received over the exercise price of such shares. That amount increases the grantee's basis in the stock acquired pursuant to the exercise of the non-qualified option. Upon a subsequent sale of the stock, the grantee will incur short-term or long-term gain or loss depending upon his holding period for the shares and upon the shares' subsequent appreciation or depreciation in the value. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's exercise of the option.

         The foregoing outline is no more than a summary of the federal income tax provisions relating to the grant and exercise of options and stock appreciation rights under the Option Plan and the sale of shares acquired under the Option Plan. Individual circumstances may vary these results. The federal income tax laws and regulations are constantly being amended, and each participant should rely upon his own tax counsel for advice concerning the federal income tax provisions applicable to the Option Plan.

         The Board of Directors believes it is in the Company's best interests to approve the Option Plan which would allow the Company to grant options under the Option Plan to secure for the Company the benefits of the additional incentive inherent in the ownership of shares of the Company's Common Stock by key employees and to help the Company secure and retain the services of key employees and to enable compensation under the Option Plan to qualify as "performance-based" for purposes of Section 162(m) of the Code. The affirmative vote of the holders of record of a majority of the shares of Common Stock present in person or by proxy at the Meeting is required for approval of the Option Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE STOCK OPTION PLAN.

                             SOLICITATION STATEMENT

         All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to the use of the mails, solicitations may be made by regular employees of the Company, by telephone, telegraph or personal contact, without additional compensation.

                              SHAREHOLDER PROPOSALS

         The Company anticipates holding an annual meeting in May 1999. In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of the Company, under Rule 14a-8, shareholder proposals for such meeting must be submitted to the Company no later than December 31, 1998.


                                  OTHER MATTERS


         So far as now known, there is no business other than that described above to be presented for action by the shareholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.


                                  ANNUAL REPORT


         All shareholders of record as of ______________________ are concurrently herewith being sent a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and a copy of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended ___________, 1998. Such report contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 1997.


                                        By Order of the Board of Directors of
                                        INAMED CORPORATION

                                        By:__________________________________
                                           Carol Brennan
                                           Secretary

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT OF MERGER (the "Agreement"), dated as of ___________, 1998, is entered into by and between INAMED Corporation, a Florida corporation ("INAMED Florida") and INAMED Corporation (Delaware), a Delaware corporation ("INAMED Delaware").

                                   WITNESSETH:

         WHEREAS, INAMED Florida is a corporation duly organized and existing under the laws of the State of Florida;

         WHEREAS, the respective Boards of Directors of INAMED Florida and INAMED Delaware have determined that it is advisable and in the best interests of each of such corporations that INAMED Florida merge with and into INAMED Delaware (the "Merger") upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of INAMED Florida from Florida to Delaware;


         WHEREAS, the respective Boards of Directors of INAMED Florida and INAMED Delaware have, by resolutions duly adopted, approved this Agreement, subject to the approval of the shareholders of each of INAMED Delaware and INAMED Florida; and


         WHEREAS,   this   Agreement   is   intended  as  a  tax  free  plan  of
reorganization within the meaning of Section 368 of the Internal Revenue Code;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, INAMED Florida and INAMED Delaware hereby agree as follows:

         1. MERGER. INAMED Florida shall be merged with and into INAMED Delaware and INAMED Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time when this Agreement is made effective in accordance with applicable law (the "Effective Time").

         2. GOVERNING DOCUMENTS; EXECUTIVE OFFICERS AND DIRECTORS. The Certificate of Incorporation of INAMED Delaware, from and after the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of INAMED Delaware from and after the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, or the Certificate of Incorporation of the Surviving Corporation and applicable laws. The executive officers, directors and members of committees of the Board of Directors of INAMED Delaware, as of the Effective Time, shall become the executive officers, directors and members of committees of the Board of Directors of the Surviving Corporation, from and after the Effective Time, until their respective successors have been duly elected and qualify, unless they earlier die, resign or are removed.

         3. SUCCESSION. At the Effective Time, the separate corporate existence of INAMED Florida shall cease, and INAMED Delaware shall possess all the rights, privileges, powers and franchises of a public and private nature of INAMED Florida; and all property, real, personal and mixed, and all debts due to INAMED on whatever account, as well as for share subscriptions as all other things in action belonging to INAMED Florida, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every interest shall be thereafter as effectually the property of the Surviving Corporation as they were of INAMED Florida, and the title to any real estate vested by deed or otherwise in INAMED Florida shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of INAMED Florida shall be preserved unimpaired, and all debts, liabilities and duties of INAMED Florida shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of INAMED Florida its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to INAMED Florida. The employees and agents of INAMED Florida shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of INAMED Florida. The requirements of any plans or agreements of INAMED Florida involving the issuance or purchase by INAMED Florida of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.


         4. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of INAMED Florida such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of INAMED Florida, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of INAMED Florida or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         5. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                  (a) each share of the common stock, par value $.01 per share (the "INAMED Florida Common Stock") of INAMED Florida outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of common stock, par value $.01 per share (the "INAMED Delaware Common Stock") of INAMED Delaware and no fractional shares shall be issued and fractions of half or more shall be rounded to a whole share and fractions of less than half shall be disregarded, such that the issued and outstanding capital stock of INAMED Delaware resulting from the conversion of the capital stock of INAMED Florida upon the Effective Time shall be equal to the number of shares of Common Stock at that time; and

                  (b) As of the Effective Time, INAMED Delaware hereby assumes all obligations under any and all employee benefit plans of INAMED Florida in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and shall continue the stock option plans of INAMED Florida. Each outstanding and unexercised option, warrant or other right to purchase, or security convertible into INAMED Florida Common Stock shall become an option, warrant or right to purchase, or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of INAMED Florida Common Stock issuable pursuant to any such option, warrant or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such INAMED Florida option, warrant, stock purchase right or other convertible security at the Effective Time.

                  A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities equal to the number of shares of INAMED Florida Common Stock so reserved immediately prior to the Effective Time.

                  (c) the shares of INAMED Delaware Common Stock presently issued and outstanding in the name of INAMED Florida shall be canceled and retired and resume the status of authorized and unissued shares of INAMED Delaware Common Stock, and no shares of INAMED Delaware Common Stock or other securities of INAMED Florida shall be issued in respect thereof.

         6. STOCK CERTIFICATES. As of and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of INAMED Florida Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of INAMED Delaware Common Stock into which the shares of INAMED Florida Common Stock formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of INAMED Delaware Common Stock evidenced by such outstanding certificate as above provided.


         7. SHAREHOLDER APPROVAL. This Agreement has been approved by INAMED Florida under Section 607.1103 of the Florida Business Corporation Act by the shareholders representing in excess of 50% of the issued and outstanding voting securities of INAMED Florida. This Agreement has been approved by INAMED Delaware under Section 253 of the General Corporation Law of the State of Delaware. The signature of INAMED Florida on this Agreement shall constitute its written consent as sole shareholder of INAMED Delaware, to this Agreement and the Merger.


         8. OTHER EMPLOYEE BENEFIT PLANS.


         9. AMENDMENT. To the full extent permitted by applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto, either before or after approval of the shareholders of the constituent corporations and at any time prior to the Effective Time with respect to any of the terms contained herein.

         10. ABANDONMENT. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Boards of Directors of INAMED Florida or INAMED Delaware, notwithstanding approval of this Agreement by the shareholders of INAMED Delaware or by the shareholders of INAMED Florida, or both, if, in the opinion of either of the Boards of Directors of INAMED Florida or INAMED Delaware, circumstances arise which in the opinion of such Boards of Directors, make the Merger for any reason inadvisable.


         11. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

         12. FLORIDA APPOINTMENT. INAMED Delaware hereby agrees that it may be served with process in the State of Florida in any action or special proceeding for enforcement of any liability or obligation of INAMED Florida or INAMED Delaware arising from the Merger. INAMED Delaware appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of Florida to INAMED Delaware at __________________________

_________________________________________________________________________.

         13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, INAMED Florida and INAMED Delaware have caused this
Agreement  to  be  executed  and  delivered  at   ___________________  by  their
respective duly authorized officers as of the date first above written.

                                   INAMED CORPORATION
                                   a Florida corporation

                                   By:________________________________________
                                      Richard G. Babbitt
                                      Chairman, President and Chief Executive
                                      Officer

                                   INAMED CORPORATION (Delaware)
                                   a Delaware corporation

                                   By:_________________________________________
                                      Richard G. Babbitt
                                      Chairman, President and Chief Executive
                                      Officer

                                                                      APPENDIX B

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               INAMED CORPORATION

         This Restated Certificate of Incorporation (the "Certificate") of INAMED CORPORATION (Delaware) (the "Corporation"), was duly adopted by the Board of Directors of the Corporation on ____ __, 1998 and the stockholders of the Corporation on ___________, 1998, as set forth below, in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. The original Certificate of Incorporation was filed on ________
_______.

         The following Restated Certificate of Incorporation was adopted on _________________, 1998 by the vote of the stockholders of the Corporation. The vote of stockholders of the Corporation by which the foregoing Restated Certificate of Incorporation was adopted was _______ shares in favor, ___________ shares opposed and _________ shares not voting, out of the Corporation's total of _________ shares issued and outstanding. The number of shares voted for the Restated Certificate of Incorporation was sufficient for approval.

         The text of the Certificate of Incorporation as amended or supplemented heretofore is hereby restated and further amended to read in its entirety as follows:

         FIRST: The name of the corporation is INAMED Corporation.

         SECOND: The address of the registered office of the Corporation in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name and address of the Corporation's registered agent in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

         FOURTH: 1. The total number of shares of stock which the Corporation shall have authority to issue is Twenty-Six Million (26,000,000) shares, consisting of Twenty-Five Million (25,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock"), and One Million (1,000,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

                  2. Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (the "Board of Directors"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

         FIFTH: In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the "Bylaws").

         SIXTH: Notwithstanding Article Fifth hereof, the Bylaws may be adopted, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than a majority of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class.

         SEVENTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, the exact number of directors of the Corporation shall be determined from time to time by a Bylaw or Amendment thereto provided that the number of directors shall not be reduced to less than three (3), except that there need be only as many directors as there are stockholders in the event that the outstanding shares are held of record by fewer than three (3) stockholders. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

         EIGHTH: Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series. Any stockholder proposals and nominations for the election of a director by a stockholder shall be delivered to the Corporate Secretary of the Corporation no less than ninety (90) days nor more than one hundred twenty (120) days in advance of the first anniversary of the Company's annual meeting held in the prior year, provided, however, in the event the Company shall not have had an annual meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of May 15 of the current year. Such stockholder nominations must contain (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director at the annual meeting: (w) the name, age, business address and residence address of the proposed nominee, (x) the principal occupation or employment or the proposed nominee, (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee, and (z) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice of nominees for election at the annual meeting, (x) the name and record address of the stockholder, and (y) the class and number of shares of
capital  stock  of  the  Corporation   which  are  beneficially   owned  by  the
stockholder.

         NINTH: Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

         TENTH: Except for such additional directors as may be elected by the holders of any series of Preferred Stock pursuant to the terms thereof established by a resolution of the Board of Directors pursuant to Article Fourth hereof, any director may be removed from office with or without cause and only by the affirmative vote of the holders of not less than 50% of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director regardless of class and voting together as a single voting class.

         ELEVENTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

         TWELFTH: For the purposes of this Restated Certificate of Incorporation, the terms "affiliate," "associate," "control," "interested stockholder," "owner," "person" and "voting stock" shall have the meanings set forth in Section 203(c) of the Delaware General Corporation Law.

         THIRTEENTH: The provisions set forth in this Article Thirteenth and in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth and Eleventh hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class, and, where such action is proposed by an interested stockholder or by any associate or affiliate of an interested stockholder, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single class, other than shares held by the interested stockholder which proposed (or the affiliate or associate of which proposed) such action, or any affiliate or associate of such interested stockholder.

         FOURTEENTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh and Fourteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, unless such action is approved as specified in Article Fourteenth hereof.

         FIFTEENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         SIXTEENTH: No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

         IN  WITNESS  WHEREOF  INAMED   CORPORATION  has  caused  this  Restated
Certificate of Incorporation to be executed by its President and to be attested to by its Secretary as of the ____ day of ________, 199____.

                                        INAMED CORPORATION

                                        By:_____________________________________
                                           Richard G. Babbitt
                                           Chairman, President and Chief
                                           Executive Officer

                                        By:_____________________________________
                                           Carol Brennan
                                           Secretary

                                                                      APPENDIX C

                                     BYLAWS
                                       OF

                               INAMED CORPORATION
                            (A DELAWARE CORPORATION)

         The following are the Bylaws of INAMED CORPORATION (Delaware), a Delaware corporation (the "Corporation"), effective as of _______, 1998, after approval by the Corporation's Board of Directors and stockholders:

                                    ARTICLE I

                                     OFFICES

         Section 1.01. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation shall be located at 3800 Howard Hughes Boulevard, Suite 900, Las Vegas, Nevada 89109. The Board of Directors of the Corporation (the "Board of Directors") may change the location of said principal executive office.

         Section 1.02. OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 2.01. ANNUAL MEETINGS. The annual meeting of stockholders of the Corporation shall be held at a date and at such time as the Board of Directors shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.03 hereof and any other proper business may be transacted.

         Section 2.02. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairman of the Board, the President or by holders of not less than ten percent (10%) of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class. The term "voting stock" as used in these Bylaws shall have the meaning set forth in
Section 203(c) of the Delaware General Corporation Law. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

         Section 2.03. PLACE OF MEETINGS. Each annual or special meeting of stockholders shall be held at such location as may be determined by the Board of Directors or, if no such determination is made, at such place as may be determined by the Chairman of the Board. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the Corporation.

         Section 2.04. NOTICE OF MEETINGS. Written notice of each annual or special meeting of stockholders stating the date and time when, and the place where, it is to be held shall be delivered either personally or by mail to stockholders entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. The purpose or purposes for which the meeting is called may, in the case of an annual meeting, and shall, in the case of a special meeting, also be stated. If mailed, such notice shall be directed to a stockholder at his address as it shall appear on the stock books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case such notice shall be mailed to the address designated in such request.

         Section 2.05. CONDUCT OF MEETINGS. All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be the Chairman of the Board. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board, shall act as secretary of the meeting.

         Section 2.06. QUORUM. At any meeting of stockholders of the Corporation, the presence, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business; PROVIDED, HOWEVER, that this Section 2.06 shall not affect any different requirement which may exist under statute, pursuant to the rights of any authorized class or series of stock, or under the Certificate of Incorporation of the Corporation, as amended or restated from time to time (the "Certificate"), for the vote necessary for the adoption of any measure governed thereby.

         In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 2.07. VOTES REQUIRED. The affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting of stockholders of the Corporation, at which a quorum is present and entitled to vote on the subject matter, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, except that the election of directors shall be by plurality vote, unless the vote of a greater or different number thereof is required by statute, by the rights of any authorized class of stock or by the Certificate.

         Unless the Certificate or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class or series, shall be entitled to one (l) vote on each matter submitted to a vote at a meeting of stockholders.

         Section 2.08. PROXIES. A stockholder may vote the shares owned of record by him either in person or by proxy executed in writing (which shall include writings sent by telex, telegraph, cable or facsimile transmission) by the stockholder himself or by his duly authorized attorney-in-fact. No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be in writing, subscribed by the stockholder or his duly authorized attorney-in-fact, and dated, but it need not be sealed, witnessed or acknowledged.

         Section 2.09. ACTION BY WRITTEN CONSENT. Any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of the taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

         Section 2.10. LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make (or cause to be prepared and made), at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder who is present.

         Section 2.11. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint Inspectors of Election to act at such meeting or at any adjournment or adjournments thereof. If such Inspectors are not so appointed or fail or refuse to act, the chairman of any such meeting may (and, upon the demand of any stockholder or stockholder's proxy, shall) make such an appointment.

         The number of Inspectors of Election shall be one (1) or three (3). If there are three (3) Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such Inspector need be a stockholder of the Corporation.

         Subject to any provisions of the Certificate of Incorporation, the Inspectors of Election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; they shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all stockholders. On request, the Inspectors shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

         Section 2.13 NOTICE OF STOCKHOLDER ACTION.Any stockholder proposal or nomination for the election of a director by a stockholder shall be delivered to the Corporate Secretary of the Corporation no less than ninety (90) days nor more than one hundred twenty (120) days in advance of the first anniversary of the Company's annual meeting held in the prior year, provided, however, in the event the Company shall not have had an annual meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of May 15 of the current year. Such stockholder nominations must contain (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director at the annual meeting: (w) the name, age, business address and residence address of the proposed nominee, (x) the principal occupation or employment or the proposed nominee, (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee, and (z) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice of nominees for election at the annual meeting, (x) the name and record address of the stockholder, and (y) the class and number of shares of
capital  stock  of  the  Corporation   which  are  beneficially   owned  by  the
stockholder.

                                   ARTICLE III

                                    DIRECTORS

         Section 3.01. POWERS. The business and affairs of the Corporation shall be managed by and be under the direction of the Board of Directors. The Board of Directors shall exercise all the powers of the Corporation, except those that are conferred upon or reserved to the stockholders by statute, the Certificate or these Bylaws.

         Section 3.02. NUMBER. The number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three
(3) nor more than nine (9).

         Section 3.03. ELECTION AND TERM OF OFFICE. Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors elected in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

         Section 3.04. ELECTION OF CHAIRMAN OF THE BOARD. At the organizational meeting immediately following the annual meeting of stockholders, the directors shall elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected or until his earlier resignation or removal. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

         Section 3.05. REMOVAL. Any director may be removed from office only as provided in the Certificate of Incorporation.

         Section 3.06. VACANCIES AND ADDITIONAL DIRECTORSHIPS. Newly created directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         Section 3.07. REGULAR AND SPECIAL MEETINGS. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of the stockholders; without call at such time as shall from time to time be fixed by the Board of Directors; and as called by the Chairman of the Board in accordance with applicable law.

                  Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three days before the day on which the meeting is to be held, or shall be sent to him at such place by telex, telegram, cable, facsimile transmission or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purpose or purposes thereof, unless otherwise required by law, the Certificate of Incorporation or these Bylaws ("Bylaws").

         Notice of any meeting need not be given to any director who shall attend such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened) or who shall waive notice thereof, before or after such meeting, in a signed writing.

         Section 3.08. QUORUM. At all meetings of the Board of Directors, a majority of the fixed number of directors shall constitute a quorum for the transaction of business, except that when the Board of Directors consists of one
(1) director, then the one director shall constitute a quorum.

                  In the absence of a quorum, the directors present, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall be present. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 3.09. VOTES REQUIRED. Except as otherwise provided by applicable law or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting duly held at which a quorum is present shall be sufficient to pass any measure.

         Section 3.10. PLACE AND CONDUCT OF MEETINGS. Each regular meeting and special meeting of the Board of Directors shall be held at a location determined as follows: The Board of Directors may designate any place, within or without the State of Delaware, for the holding of any meeting. If no such designation is made: (a) any meeting called by a majority of the directors shall be held at such location, within the county of the Corporation's principal executive office, as the directors calling the meeting shall designate; and (b) any other meeting shall be held at such location, within the county of the Corporation's principal executive office, as the Chairman of the Board may designate or, in the absence of such designation, at the Corporation's principal executive office. Subject to the requirements of applicable law, all regular and special meetings of the Board of Directors shall be conducted in accordance with such rules and procedures as the Board of Directors may approve and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any regular or special meeting shall be the Chairman of the Board, or, in his absence, a person designated by the Board of Directors. The Secretary, or, in the absence of the Secretary, a person designated by the chairman of the meeting, shall act as secretary of the meeting.

         Section 3.11. FEES AND COMPENSATION. Directors shall be paid such compensation as may be fixed from time to time by resolution of the Board of
Directors: (a) for their usual and contemplated services as directors; (b) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff; and (c) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (a) and (b) in this Section 3.11. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

         Section 3.12. COMMITTEES OF THE BOARD OF DIRECTORS. To the full extent permitted by applicable law, the Board of Directors may from time to time establish committees, including, but not limited to, standing or special committees and an executive committee with authority and responsibility for bookkeeping, with authority to act as signatories on Corporation bank or similar accounts and with authority to choose attorneys for the Corporation and direct litigation strategy, which shall have such duties and powers as are authorized by these Bylaws or by the Board of Directors. Committee members, and the chairman of each committee, shall be appointed by the Board of Directors. The Chairman of the Board, in conjunction with the several committee chairmen, shall make recommendations to the Board of Directors for its final action concerning members to be appointed to the several committees of the Board of Directors. Any member of any committee may be removed at any time with or without cause by the Board of Directors. Vacancies which occur on any committee shall be filled by a resolution of the Board of Directors. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors. The Board of Directors may, by resolution, at any time deemed desirable, discontinue any standing or special committee. Members of standing committees, and their chairmen, shall be elected yearly at the regular meeting of the Board of Directors which is held immediately following the annual meeting of stockholders. The provisions of Sections 3.07, 3.08, 3.09 and 3.10 of these Bylaws shall apply, MUTATIS MUTANDIS, to any such Committee of the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

         Section 4.01. DESIGNATION, ELECTION AND TERM OF OFFICE. The Corporation shall have a Chairman of the Board, a President, Treasurer, such senior vice presidents and vice presidents as the Board of Directors deems appropriate, a Secretary and such other officers as the Board of Directors may deem appropriate. These officers shall be elected annually by the Board of Directors at the organizational meeting immediately following the annual meeting of stockholders, and each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

         Section  4.02.  CHAIRMAN  OF THE BOARD.  The  Chairman  of the Board of
Directors shall preside at all meetings of the directors and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors.

         Section 4.03. PRESIDENT. The President shall be the chief executive officer of the Corporation and shall, subject to the power of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at all meetings of the directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

         Section 4.04. TREASURER. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by the directors.

         The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

         Section 4.05. SECRETARY. The Secretary shall keep the minutes of the meetings of the stockholders, the Board of Directors and all committees. He shall be the custodian of the corporate seal and shall affix it to all documents which he is authorized by law or the Board of Directors to sign and seal. He also shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board or President.

         Section 4.06. ASSISTANT OFFICERS. The President may appoint one or more assistant secretaries and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the President.

         Section 4.07. WHEN DUTIES OF AN OFFICER MAY BE DELEGATED. In the case of absence or disability of an officer of the Corporation or for any other reason that may seem sufficient to the Board of Directors, the Board of Directors or any officer designated by it, or the President, may, for the time of the absence or disability, delegate such officer's duties and powers to any other officer of the Corporation.

         Section 4.08. OFFICERS HOLDING TWO OR MORE OFFICES. The same person may hold any two (2) or more of the above-mentioned offices.

         Section 4.09. COMPENSATION. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation.

         Section 4.10. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board of Directors. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

         Section 4.11. REMOVAL. Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the entire Board of Directors. Any assistant officer of the Corporation may be removed, with or without cause, by the President or by the Board of Directors.

                                    ARTICLE V

                     INDEMNIFICATION OF DIRECTORS, OFFICERS
                      EMPLOYEES END OTHER CORPORATE AGENTS

         Section 5.01. ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "Agent"), against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

         Section 5.02. ACTION, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         Section 5.03. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Sections 5.01 or 5.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in Sections 5.01 and 5.02 hereof, which determination is made (a) by the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

         Section 5.04. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article V, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections
5.01 or 5.02 hereof, or in defense of any claim, issue or matter therein, such Agent shall be indemnified against expenses, including attorneys' fees actually and reasonably incurred by such Agent in connection therewith.

         Section 5.05. ADVANCES OF EXPENSES. Except as limited by Section 5.06 of this Article V, expenses incurred by an Agent in defending any civil or criminal action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if the Agent shall undertake to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified as authorized in this Article V. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful.

         Section 5.06. RIGHT OF AGENT TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification or advance under this Article V shall be made promptly, and in any event within ninety days, upon the written request of the Agent, unless a determination shall be made in the manner set forth in the second sentence of Subsection 5.05 hereof that such Agent acted in a manner set forth therein so as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article V shall be enforceable by the Agent in any court of competent jurisdiction, if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

         Section 5.07. OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article V shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         Section 5.08. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

         Section  5.09.  CONSTITUENT  CORPORATIONS.  For  the  purposes  of this
Article V, references to "the Corporation" shall include, in addition to the resulting corporation, all constituent corporations (including all constituents of constituents) absorbed in a consolidation or merger as well as the resulting or surviving corporation, which, if the separate existence of such constituent corporation had continued, would have had power and authority to indemnify its Agents, so that any Agent of such constituent corporation shall stand in the same position under the provisions of the Article V with respect to the resulting or surviving corporation as that Agent would have with respect to such constituent corporation if its separate existence had continued.

         Section 5.10. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

         Section 5.11. SAVINGS CLAUSE. If this Article V or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
Article V that shall not have been invalidated, or by any other applicable law.

                                   ARTICLE VI

                                      STOCK

         Section 6.01. CERTIFICATES. Except as otherwise provided by law, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         Section 6.02. TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation only by the holder thereof, in person or by his duly authorized attorney, upon the surrender of the certificate representing the shares to be transferred, properly endorsed, to the Corporation's transfer agent, if the Corporation has a transfer agent, or to the Corporation's registrar, if the Corporation has a registrar, or to the Secretary, if the Corporation has neither a transfer agent nor a registrar. The Board of Directors shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation's stock as it may deem expedient.

         Section 6.03. TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

         Section 6.04. STOCK LEDGERS. Original or duplicate stock ledgers, containing the names and addresses of the stockholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar.

         Section 6.05. RECORD DATES. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of stockholders for any other proper purpose. Such date in any case shall be not more than sixty (60) days, and in case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors.

                                                                      APPENDIX D

                               INAMED CORPORATION

                             1998 STOCK OPTION PLAN

         1.       PURPOSE OF THE PLAN.

                  This 1998 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of INAMED CORPORATION (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, consultants, officers and directors, whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                  It is further intended that options (the "Options") granted pursuant to the Plan shall be Options not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         2. ADMINISTRATION OF THE PLAN.

                  The Board of Directors of the Company (the "Board") shall administer the Plan unless and until the Board delegates administration to a Committee. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors (as such term is defined in Section 162(m) of the Code), or solely of two or more Non-Employee Directors (as such term is defined in Rule 16b-3). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

                  Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (1) to grant Options; (2) to determine, upon review of relevant information and in accordance with Section 5 of the Plan, the Fair Market Value of the Common Stock of the Company, $.01 par value per share ("Common Stock"); (3) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 5 of the Plan; (4) to determine the recipients to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (5) to interpret the provisions and supervise the administration of the Plan; (6) to prescribe, amend and rescind rules and regulations relating to the Plan; (7) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (8) to accelerate or defer (with the consent of the recipient of the Option (the "Optionee")) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (9) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (10) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                  In the event that for any reason the Board is unable to act or if the Board at the time of any grant, award or other acquisition under the Plan of Options or Common Stock does not consist of two or more Non- Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

         3.       DESIGNATION OF OPTIONEES.

                  The  persons  eligible  for   participation  in  the  Plan  as
recipients of Options (the "Optionees") shall include employees, consultants and directors of the Company or any Subsidiary. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Board may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Board may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Board shall so determine.

         4.       COMMON STOCK RESERVED FOR THE PLAN.

                  Subject to adjustment as provided in Section 7 hereof, a total of 450,000 shares of the Common Stock shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Common Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Common Stock theretofore subject to such Option may be subject to future Options under the Plan.

         5.       TERMS AND CONDITIONS OF OPTIONS.

                  Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

                           (a) OPTION PRICE. The purchase price of each share of
Common Stock purchasable under an Option shall be determined by the Board at the time of grant, but shall not be less than 85% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; PROVIDED, HOWEVER, that if an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. Fair Market Value means the closing price of publicly traded shares of Common Stock on a national securities exchange or the over-the-counter Bulletin Board market ("OTC Bulletin Board"), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Board in a manner consistent with the provisions of the Code. Anything in this
Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under rules and policies of any national securities exchange or the OTC Bulletin Board if and so long as the Common Stock is listed on any such exchange or the OTC Bulletin Board.

                           (b) OPTION  TERM.  The term of each  Option  shall be
fixed by the Board, but no Option shall be exercisable more than 10 years after the date such Option is granted.

                           (c)  EXERCISABILITY.  Options shall be exercisable at
such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant. Unless the Board shall decide otherwise, Options shall vest ratably over three (3) years.

                           (d) METHOD OF  EXERCISE.  Options to the extent  then
exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Board. Payment in full or in part may also be made by (i) exchanging Common Stock owned by the Optionee which is not the subject of any pledge or security interest, (ii) the Optionee's written selection to have shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the forgoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record with respect thereto. The provisions of this subsection 5(d) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

                  Neither the recipient of an Option nor any person to whom an Option is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

                           (e)  NON-TRANSFERABILITY  OF OPTIONS.  Options may be
transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of an Option, the Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16 of the Exchange Act and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                           (f) TERMINATION BY DEATH. Unless otherwise determined
by the Board at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Board shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

                           (g)  TERMINATION  BY  REASON  OF  DISABILITY.  Unless
otherwise determined by the Board at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability (as defined in Section 22(e)(3) of the Code, "Disability"), any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Board shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 30 day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                           (h) OTHER TERMINATION. Unless otherwise determined by
the Board at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death or Disability, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment may be exercised for the lesser of 30 days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Board). The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

         6.       EFFECTIVE DATE OF PLAN AND TERM OF PLAN

                  The Plan shall be effective on _______________, 1998 (the "Effective Date"), provided however that the Plan shall subsequently be approved by majority vote of the Company's stockholders not later than _________________, 1999. The Plan shall continue until such time as it may be terminated by action of the Board; PROVIDED, HOWEVER, that no Options may be granted under this Plan on or after the tenth anniversary of the Effective Date, but Options theretofore granted may extend beyond that date.

         7.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Unless otherwise provided by the Board at the time of grant, in the event of: (i) a dissolution, liquidation or sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan or related trust sponsored or maintained by the Company or any affiliate of the Company), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, with respect to Options held by Optionees, the vesting of such Options (and, if applicable, the time during which such Options may be exercised) shall be accelerated immediately prior to such event and the Options shall terminate if not exercised (if applicable) twenty days following such acceleration.

         8.       PURCHASE FOR INVESTMENT.

                  Unless the Options and shares covered by the Plan have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         9.       TAXES.

                  The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of taxes or any other tax matters.

         10.      AMENDMENT AND TERMINATION.

                  The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

                           (a) materially increase the number of shares that may be issued under the Plan, except as provided in Section 7;

                           (b) materially increase the benefits accruing to the Optionees under the Plan;

                           (c)  materially   modify  the   requirements   as  to
         eligibility for participation in the Plan; or

                           (d) extend the term of any Option beyond that provided for in Section 5(b).

                  The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Board may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Board may deem appropriate.

         11.      GOVERNMENT REGULATIONS.

                  The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, or by national securities exchanges or the OTC Bulletin Board if and so long as the Common Stock is listed on any such exchange or the OTC Bulletin Board, as may be required.

         12.      GENERAL PROVISIONS.

                           (a)  CERTIFICATES.  All  certificates  for  shares of
Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal, provincial or state securities law, any stock exchange upon which the Common Stock is then listed and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                           (b)  EMPLOYMENT  MATTERS.  The  adoption  of the Plan
shall not confer upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

                           (c)  LIMITATION OF LIABILITY.  No member of the Board
or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the

Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                           (d) REGISTRATION OF COMMON STOCK. Notwithstanding any
other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or is, in the opinion of counsel to the Company, exempt from such registration in the United States or exempt from the prospectus and registration requirements under applicable provincial legislation. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws or the laws of any province in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option. However, the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Board, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions to the Company's transfer agents.

                                                                      APPENDIX E

                        FLORIDA BUSINESS CORPORATION ACT

                               DISSENTERS' RIGHTS

                  607.1301   DISSENTER'S  RIGHT;   DEFINITIONS.   The  following
definitions apply to sec 607.1302 and sec 607.1320:

                  (1) "Corporation" means the issuer of the shares held by a dissenting stockholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

                  (2) "Fair Value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

                  (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to sec 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

                  607.1302 RIGHT OF SHAREHOLDER TO DISSENT. (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

                  (a) Consummation of a plan of merger to which the corporation is a party:

                  1. If the shareholder is entitled to vote on the merger, or

                  2. If the corporation is a subsidiary that is merged with its parent under sec 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of sec 607.1104;

                  (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to sec 607.1202, including, a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

                  (c) As provided in sec 607.0902(11), the approval of a control share acquisition;

                  (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

                  (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

                  1. Altering or abolishing any preemptive rights attached to any of his shares;

                  2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

                  3. Effecting an exchange, cancellation, or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

                  4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

                  5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;

                  6. Reducing the stated dividend preference of any of its preferred shares; or

                  7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or

                  (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

                  (2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

                  (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

                  (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market systems security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by not fewer than 2,000 shareholders.

                  (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

                  607.1320  PROCEDURE  FOR  EXERCISE OF  DISSENTERS'  RIGHTS.  -
(1)(a) If a proposed  corporate  action  creating  dissenters'  rights under sec
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of sec 607.1301, sec 607.1302, and sec
607.1320. A shareholder who wishes to assert dissenters' rights shall:

                  1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and

                  2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

                  (b) If proposed corporation action creating dissenters' rights under sec 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of sec 607.1301, sec 607.1302, and sec 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

                  (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph
(1)(a) or, in the case of action authorized by written consent to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

                  (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

                  (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

                  (a) Such demand is withdrawn as provided in this section;

                  (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

                  (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

                  (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

                  (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

                  (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

                  (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

                  (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his share shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

                  (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceeding. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

                  (8) The judgment may at the discretion of the court, include a fair rate of interest, to be determined by the court.

                  (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

                  (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation. (Last amended by Ch. 93-281, L. '93, eff. 5-15-93).

                                                                      APPENDIX F

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         From April 1997 until January 1998, International Integrated Industries, LLC ("Industries"), an entity affiliated with Mr. Donald K. McGhan, the Company's former Chairman, Chief Executive Officer and President and 13% shareholder, lent the Company an aggregate of $9.9 million, of which $8.8 million is included in liabilities at December 31, 1997. That indebtedness is denoted as the Company's 10.5% subordinated notes. By the terms of the 11% senior secured convertible notes, the 10.5% subordinated notes are junior in right of payment and liquidation and, accordingly, no interest or principal payments can be made with respect thereto without the consent of the senior Noteholders. Interest expense of $386,000 was accrued in the 1997 income statement with respect to those notes but has not been paid to date.


         After Industries began to lend those monies to the Company, Mr. McGhan represented to the Board of Directors that those funds were derived from personal financial resources. Recently, however, in connection with Mr. McGhan's unsuccessful efforts to negotiate a payment schedule for the interest and principal of that loan, the Company learned that approximately two-thirds of the monies lent by Industries to the Company were in fact derived from loans made to Industries by Medical Device Alliance, Inc. ("MDA"). MDA is a private company formed by Mr. McGhan in 1995 to develop and market various products for use in ultrasonic liposuction; the Company believes that approximately $20 million has been raised to date by MDA from various outside investors through private placement transactions. The Company does not believe those outside investors were apprised of the loans from MDA to Industries; importantly, however, the investment of those funds in a medical device company such as INAMED was apparently within the permitted scope of the proposed use of funds which existed when those investors made their investment. The Company's Board of Directors has been advised by legal counsel: (a) that the Company has no responsibility whatsoever to the outside investors in MDA for the monies which Mr. McGhan arranged to loan to Industries, which in turn were loaned by Industries to the Company, and (b) that Mr. McGhan, as the controlling person of both MDA and Industries at the times those loans were made, is solely responsible to the outside investors in MDA for his actions with respect to those monies.

         On July 8, 1998, the Company converted its 10.5% subordinated notes into 860,000 shares of Common Stock. In addition, the Company issued Mr. McGhan a four-year warrant to purchase 260,000 shares at $12.40 per share. Such warrant is not exercisable if and to the extent that it would result in Mr. McGhan and his affiliates becoming the beneficial owners of more than 20% of the outstanding Common Stock at the time of exercise. The conversion of this debt obligation resolved all outstanding issues between the various McGhan entities and the Company.

         In 1997, the Company entered into an agreement with Medical Device Alliance, Inc. ("MDA") to sell furniture, artwork and equipment which the Company was acquiring through a capital sublease with Wells Fargo Bank for a total purchase price of $300,001. The Company recorded a gain on sale of assets of approximately $9,000 in 1997 in respect to this transaction. In 1997, the Company also entered into an agreement to sublease from MDA on a month-to-month basis approximately 5,000 square feet of office space in Las Vegas for $10,000 per month. Donald K. McGhan is the Chairman of MDA.

         In 1996 and 1997, the Company performed administrative services for MDA and other related parties. The Company believes the value of these services is approximately $150,000 and will invoice MDA when it finishes assessing the extent of those services.

         In 1997, the Company signed a distribution agreement with LySonix Inc., a subsidiary of MDA, to sell ultrasonic surgery equipment in the European and Latin American regions. Special incentive discounts were offered to the Company for the introduction of the product in 1997. Net sales in 1997 were approximately $300,000. In 1998, the terms of the original agreement were revised so that the Company would obtain the goods on a consignment basis and not have an obligation with LySonix until the products were sold. This agreement and its revision have been reviewed and approved by the Company's current management.

         Included in general and administrative expense on the income statement in 1997 and 1996 is $1.6 million and $1.5 million in aircraft rental expenses paid to Executive Flite Management, Inc., a company that is controlled by the family of Mr. Donald K. McGhan. No signed contract exists and the Company was billed based on its usage. The Company believes that such rental expenses are on substantially equivalent terms to that which the Company could obtain from an unaffiliated third party. In 1998, the Company discontinued the use of such corporate aircraft.

         Included in related party notes receivable in 1996 is a 10.5% note with McGhan Management Corporation, in the amount of $202,510. Mr. Donald K. McGhan and his wife are the majority shareholders of McGhan Management Corporation. This note has since been paid in its entirety. During 1996, the Company incurred $253,000 for flight related services with McGhan Management Corporation. During 1997, the Company incurred $140,000 for flight related services.

         Included in assets in 1995 is an unsecured note receivable from Michael
D. Farney, former Chief Executive Officer and Chief Financial Officer of the Company. This receivable approximated $386,000 as of December 31, 1995. The note bears interest at 9.5% per annum and was due in June 1996. On March 4, 1996, the balance of the note was paid in full.

         Included in liabilities in 1995 are notes payable to McGhan Management Corporation, and Donald K. McGhan. These payables approximated $1,209,000 as of December 31, 1995. The notes bear interest at prime plus 2% per annum (10.5% per annum at December 31, 1995) and were due June 30, 1996, or on demand. The Company paid the balance of these notes in full on January 25, 1996. Also included in liabilities in 1995 is a note payable of approximately $550,000 to Pedro Ramirez, a former officer of INAMED, S.A., in connection with the Company's acquisition of this subsidiary. Final payment on this note was made on February 6, 1996.

         During 1992, the Company entered into a rental arrangement with Star America Corporation for rental of an aircraft to provide air transportation for corporate purposes. Michael D. Farney is the only director and officer of Star America Corporation. Rental expense for 1995 and 1994 was $900,000 and $888,000, respectively. In February 1995, the Company received a credit voucher from Star America Corporation for $800,000. This amount represented payments made during 1994 in excess of the actual rental arrangement. At December 31, 1995, the credit voucher had an outstanding balance of $107,670. This balance was paid to the Company on March 11, 1996. The rental arrangement with Star America Corporation was terminated effective December 31, 1995.

                                    P R O X Y

                               INAMED CORPORATION


             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
                      FOR A SPECIAL MEETING OF SHAREHOLDERS


                        TO BE HELD ON __________________


         The undersigned shareholder appoints Richard G. Babbitt and Ilan K. Reich, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of INAMED Corporation (the "Company") which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at , on , at _________, local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Special Meeting and Proxy Statement, both of tters which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:



         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. NOTE THAT IF ANY OF PROPOSALS 2-6 ARE NOT APPROVED, THEN NONE OF SUCH PROPOSALS WILL BE ENACTED.

         (1) To elect to the Board of Directors the following five (5) directors, to serve until the next Annual Meeting of Shareholders of the Company and until their successors have been duly elected and shall have qualified;

                               Richard J. Babbitt
                                  Ilan K. Reich
                             Harrison E. Bull, Esq.
                               Richard Wm. Talley
                             John E. Williams, M.D.

         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominees name in the space provided below.

         I withhold authority to vote for the following nominee(s):

         (2) To approve a change in the Company's state of incorporation from Florida to Delaware by means of a merger of the Company with and into a wholly-owned subsidiary;;

         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

         (3) To provide in the Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation for the number of authorized shares of common stock of the Company, $.01 par value, to be increased from 20,000,000 to 25,000,000;;

         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

         (4) To provide in the Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation for the authorization of the issuance of up to 1,000,000 shares of preferred stock, par value $.01 per share;

         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

         (5) To adopt Bylaws in connection with the Reincorporation;

         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

         (6) To provide in the Company's Certificate of Incorporation to be filed in Delaware in connection with the Reincorporation and Bylaws to be adopted in connection with the Reincorporation, for advance notice of shareholder proposals and nominations for the election of directors;


         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN


         (7)      To approve the Company's 1998 Stock Option Plan;


         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

DATED:______________________
                                             __________________________________
                                             Signature

                                             __________________________________
                                             Signature (if held jointly)

                                             __________________________________
                                             Print Names

                                             (Please  sign  exactly as your name
                                             appears  hereon.  When  signing  as
                                             attorney, executor,  administrator,
                                             trustee or  guardian,  please  give
                                             your  full  title.  If  shares  are
                                             jointly  held,   each  holder  must
                                             sign. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized  officer.  If a
                                             partnership,    please    sign   in
                                             partnership   name  by   authorized
                                             person).

         PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO U.S. STOCK TRANSFER CO., ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.


                                       -2-